SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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      Commission Only (as
      permitted by Rule 14a-6(e)(2))

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      to Sec. 240.14a-11(c) or
      Sec. 240.14a-12

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         transaction applies:

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FIDELITY INTERNATIONAL BOND FUND
FIDELITY NEW MARKETS INCOME FUND
FIDELITY STRATEGIC INCOME FUND
SPARTAN INTERMEDIATE MUNICIPAL INCOME FUND
FUNDS OF
FIDELITY SCHOOL STREET TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity International Bond Fund, Fidelity New Markets Income Fund, Fidelity Strategic Income Fund, and Spartan Intermediate Municipal Income Fund (the funds), will be held at an office of Fidelity School Street Trust (the trust), 27 State Street, 10th Floor, Boston, Massachusetts 02109 on January 19, 2000, at 10:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.  To elect a Board of Trustees.

2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the funds.

3.  To authorize the Trustees to adopt an amended and restated
    Declaration of Trust.

4.  To approve an amended sub-advisory agreement with Fidelity
    Management & Research (Far East) Inc. for Fidelity International Bond Fund and Fidelity New Markets Income Fund.

5.  To approve an amended sub-advisory agreement with Fidelity
    Management & Research (U.K.) Inc. for Fidelity International Bond Fund and Fidelity New Markets Income Fund.

6.  To approve an amended sub-advisory agreement with Fidelity
    International Investment Advisors for Fidelity International Bond Fund and Fidelity New Markets Income Fund.

7.  To approve an amended sub-advisory agreement between Fidelity
    International Investment Advisors and Fidelity International
    Investment Advisors (U.K.) Limited for Fidelity International Bond Fund and Fidelity New Markets Income Fund.

8.  To approve an amended sub-advisory agreement with Fidelity
    Investments Japan Limited for Fidelity International Bond Fund and Fidelity New Markets Income Fund.

9. To amend Spartan Intermediate Municipal Income Fund's fundamental investment objective and eliminate certain fundamental investment policies of the fund.

10. To eliminate Spartan Intermediate Municipal Income Fund's fundamental 80% investment policy and adopt a comparable non-fundamental policy.

11. To amend Spartan Intermediate Municipal Income Fund's fundamental investment limitation concerning diversification.

 The Board of Trustees has fixed the close of business on November 22, 1999 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

November 22, 1999

YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING PROXY CARD

 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

REGISTRATION                          VALID SIGNATURE

A. 1)  ABC Corp.                      John Smith, Treasurer

   2)  ABC Corp.                      John Smith, Treasurer

       c/o John Smith, Treasurer

B. 1)  ABC Corp. Profit Sharing Plan  Ann B. Collins, Trustee

   2)  ABC Trust                      Ann B. Collins, Trustee

   3)  Ann B. Collins, Trustee        Ann B. Collins, Trustee

       u/t/d 12/28/78

C. 1)  Anthony B. Craft, Cust.        Anthony B. Craft
       f/b/o Anthony B. Craft, Jr.
       UGMA

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY SCHOOL STREET TRUST:
FIDELITY INTERNATIONAL BOND FUND
FIDELITY NEW MARKETS INCOME FUND
FIDELITY STRATEGIC INCOME FUND
SPARTAN INTERMEDIATE MUNICIPAL INCOME FUND
TO BE HELD ON JANUARY 19, 2000

 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity School Street Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity International Bond Fund, Fidelity New Markets Income Fund, Fidelity Strategic Income Fund, and Spartan Intermediate Municipal Income Fund (the funds) and at any adjournments thereof (the Meeting), to be held on January 19, 2000 at 10:00 a.m. at 27 State Street, 10th Floor, Boston, Massachusetts 02109, a principal place of business of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about November 22, 1999. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. [In addition, Management Information Services Corp. (MIS), an ADP Company [and] D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of [______] at an anticipated cost of approximately [$_______ for [______], $______ for [______], and $______ for [______],
respectively]. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the funds, provided a fund's expenses do not exceed its expense cap:
Fidelity New Markets Income Fund's existing expense cap of 1.20%, Fidelity Strategic Income Fund's existing expense cap of 1.10%, and Spartan Intermediate Municipal Income Fund's existing expense cap of 0.53%. Expenses exceeding a fund's expense cap, if applicable, will be paid by FMR. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation (FDC), the funds' principal underwriter and distribution agent, and Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East), subadvisers to Fidelity International Bond Fund, Fidelity New Markets Income Fund, and Fidelity Strategic Income Fund, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of Fidelity Investments Money Management, Inc.
(FIMM), sub-adviser to Fidelity Strategic Income Fund and Spartan Intermediate Municipal Income Fund, is 1 Spartan Way, Merrimack, New Hampshire 03054. Fidelity Investments Japan Limited (FIJ) located at Shiroyama JT Mori Blgd., 4-3-1 Toranomon, Minato-ku, Tokyo 105, Japan; Fidelity International Investment Advisors (FIIA) located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L) located at 130 Tonbridge Road, Hildenborough, Kent, TN119DZ, England, are also subadvisers to Fidelity International Bond Fund, Fidelity New Markets Income Fund, and Fidelity Strategic Income Fund.

 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote, or by attending the Meeting and voting in person.

 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

 The funds may also arrange to have votes recorded by telephone. The expenses in connection with telephone voting will be paid by the funds, provided the expenses do not exceed a fund's existing expense cap, as described on page [__]. Expenses exceeding a fund's expense cap will be paid by FMR. [If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately [$_______ for Fidelity International Bond Fund, $_______ for Fidelity New Markets Income Fund, $_______ for Fidelity Strategic Income Fund, and $______ for Spartan Intermediate Municipal Income Fund.]

 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

 Shares of each fund of the trust issued and outstanding as of September 30, 1999 are indicated in the following table:

FUND                            # OF SHARES

Fidelity International Bond
Fund

Fidelity New Markets Income
Fund

Fidelity Strategic Income Fund

Spartan Intermediate
Municipal Income Fund

 [As of September 30, 1999, the nominees and officers of the trust owned, in the aggregate, less than 1% of the funds' outstanding shares.]

 [To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of each fund on September 30, 1999 was as follows:]

 [FMR has advised the trust that for Proposals [________] contained in this Proxy Statement, it will vote its shares at the Meeting FOR each Proposal. To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the funds on that date.]

 Shareholders of record at the close of business on November 22, 1999 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

 FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR
ENDED DECEMBER 31, 1998 AND THE SEMIANNUAL REPORT FOR THE FISCAL
PERIOD ENDED JUNE 30, 1999, CALL 1-800-544-8888, OR WRITE TO FIDELITY DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON,
MASSACHUSETTS 02109.

VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1 AND A MAJORITY OF ALL VOTES OF THE APPROPRIATE FUND CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL
2. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE ENTIRE TRUST. APPROVAL OF PROPOSALS 4 THROUGH 11 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUNDS. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR
(B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.

The following table summarizes the proposals applicable to each fund.

 Proposal #   Proposal Description           Applicable Funds              Page

 1.          To elect as Trustees the 12        All
             nominees presented in
             Proposal 1.

 2.          To ratify the selection of         All
             PricewaterhouseCoopers LLP
             as independent accountants
             of the funds.

 3.          To authorize the Trustees to       All
             adopt an amended and
             restated Declaration of Trust.

 4.          To approve an amended           Fidelity International Bond
             sub-advisory agreement with     Fund, Fidelity New Markets
             FMR Far East to allow FMR,      Income Fund
             FMR Far East, and the trust,
             on behalf of each fund, to
             modify the agreement subject
             to the requirements of the
             Investment Company Act of
             1940.

 5.          To approve an amended           Fidelity International Bond
             sub-advisory agreement with     Fund, Fidelity New Markets
             FMR U.K. to allow FMR, FMR      Income Fund
             U.K., and the trust, on
             behalf of each fund, to
             modify the agreement subject
             to the requirements of the
             Investment Company Act of
             1940.

 6.          To approve an amended           Fidelity International Bond
             sub-advisory agreement with     Fund, Fidelity New Markets
             FIIA to allow FMR, FIIA, and    Income Fund
             the trust, on behalf of each
             fund, to modify the
             agreement subject to the
             requirements of the
             Investment Company Act of
             1940.

 7.          To approve an amended           Fidelity International Bond
             sub-advisory agreement          Fund, Fidelity New Markets
             between FIIA and FIIA(U.K.)L    Income Fund
             to allow FIIA, FIIA(U.K.)L,
             and the trust, on behalf of
             each fund, to modify the
             agreement subject to the
             requirements of the
             Investment Company Act of
             1940.

 8.          To approve an amended           Fidelity International Bond
             sub-advisory agreement with     Fund, Fidelity New Markets
             FIJ to allow FMR, FIJ, and      Income Fund
             the trust, on behalf of each
             fund, to modify the
             agreement subject to the
             requirements of the
             Investment Company Act of
             1940.

 9.          To amend Spartan Intermediate   Spartan Intermediate
             Municipal Income Fund's         Municipal Income Fund
             fundamental investment
             objective and eliminate
             certain fundamental
             investment policies of the
             fund.

 10.         To eliminate Spartan            Spartan Intermediate
             Intermediate Municipal          Municipal Income Fund
             Income Fund's fundamental
             80% investment policy and
             adopt a comparable
             non-fundamental policy.

 11.         DIVERSIFICATION: To amend the   Spartan Intermediate
             diversification limitation      Municipal Income Fund
             to exclude "securities of
             other investment companies"
             from issuer diversification
             limits.


1. TO ELECT A BOARD OF TRUSTEES.

 The purpose of this proposal is to elect a Board of Trustees of the Trust. Pursuant to the provisions of the Declaration of Trust of Fidelity School Street Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. E. Bradley Jones is scheduled to retire at the end of 1999 and it is expected that [New Trustee] will be appointed Trustee effective upon the retirement of Mr. Jones. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.

 Except for [new Trustee], all nominees named below are currently Trustees of Fidelity School Street Trust and have served in that capacity continuously since originally elected or appointed. Robert M. Gates, William O. McCoy, and Robert C. Pozen were selected by the trust's Nominating and Administration Committee (see page [__]) and were appointed to the Board in March 1997, January 1997, and August 1997, respectively. [New Trustee] was selected by the trust's Nominating and Administration Committee and is expected to be appointed to the Board effective January 1, 2000. None of the nominees are related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Robert M. Gates, William
O. McCoy, Robert C. Pozen, and [new Trustee], each of the nominees is currently a Trustee of 57 registered investment companies advised by FMR. Mr. Gates, Mr. McCoy, and Mr. Pozen are currently Trustees of 55 registered investment companies advised by FMR. [New Trustee] is not currently a Trustee of any registered investment companies advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

Nominee (Age)           Principal Occupation **         Year of Election or Appointment

Ralph F. Cox            President of RABAR              1991
                        Enterprises (management
                        consulting-engineering
 (67)                   industry, 1994). Prior to
                        February 1994, he was
                        President of Greenhill
                        Petroleum Corporation
                        (petroleum exploration and
                        production). Until March
                        1990, Mr. Cox was President
                        and Chief Operating Officer
                        of Union Pacific Resources
                        Company (exploration and
                        production). He is a
                        Director of USA Waste
                        Services, Inc.
                        (non-hazardous waste, 1993),
                        CH2M Hill Companies
                        (engineering), Rio Grande,
                        Inc. (oil and gas
                        production), and Daniel
                        Industries (petroleum
                        measurement equipment
                        manufacturer). In addition,
                        he is a member of advisory
                        boards of Texas A&M
                        University and the
                        University of Texas at Austin.

Phyllis Burke Davis     Prior to her retirement in      1992
                        September 1991, Mrs. Davis
                        was the Senior Vice
 (68)                   President of Corporate
                        Affairs of Avon Products,
                        Inc. She is currently a
                        Director of BellSouth
                        Corporation
                        (telecommunications), Eaton
                        Corporation (manufacturing,
                        1991), and the TJX
                        Companies, Inc. (retail
                        stores), and previously
                        served as a Director of
                        Hallmark Cards, Inc.
                        (1985-1991) and Nabisco
                        Brands, Inc. In addition,
                        she is a member of the
                        President's Advisory Council
                        of The University of Vermont
                        School of Business
                        Administration.

Robert M. Gates         Consultant, author, and         1997
                        lecturer (1993). Mr. Gates
                        was Director of the Central
 (56)                   Intelligence Agency (CIA)
                        from 1991-1993. From 1989 to
                        1991, Mr. Gates served as
                        Assistant to the President
                        of the United States and
                        Deputy National Security
                        Advisor. Mr. Gates is a
                        Director of LucasVarity PLC
                        (automotive components and
                        diesel engines), Charles
                        Stark Draper Laboratory
                        (non-profit), NACCO
                        Industries, Inc. (mining and
                        manufacturing), and TRW Inc.
                        (original equipment and
                        replacement products). Mr.
                        Gates also is a Trustee of
                        the Forum for International
                        Policy and of the Endowment
                        Association of the College
                        of William and Mary. In
                        addition, he is a member of
                        the National Executive Board
                        of the Boy Scouts of America.

*Edward C. Johnson 3d   President, is Chairman, Chief   1976
                        Executive Officer and a
                        Director of FMR Corp.; a
 (69)                   Director and Chairman of the
                        Board and of the Executive
                        Committee of FMR; Chairman
                        and a Director of Fidelity
                        Investments Money
                        Management, Inc. (1998),
                        Fidelity Management &
                        Research (U.K.) Inc., and
                        Fidelity Management &
                        Research (Far East) Inc.

Donald J. Kirk          Executive-in-Residence (1995)   1987
                        at Columbia University
                        Graduate School of Business
                        and a financial consultant.
 (67)                   From 1987 to January 1995,
                        Mr. Kirk was a Professor at
                        Columbia University Graduate
                        School of Business. Prior to
                        1987, he was Chairman of the
                        Financial Accounting
                        Standards Board. Mr. Kirk
                        previously served as a
                        Director of General Re
                        Corporation (reinsurance,
                        1987-1998) and Valuation
                        Research Corp. (appraisals
                        and valuations, 1993-1995).
                        He serves as Chairman of the
                        Board of Directors of
                        National Arts Stabilization
                        Inc., Chairman of the Board
                        of Trustees of the Greenwich
                        Hospital Association,
                        Director of the Yale-New
                        Haven Health Services Corp.
                        (1998), a Member of the
                        Public Oversight Board of
                        the American Institute of
                        Certified Public
                        Accountants' SEC Practice
                        Section (1995), and as a
                        Public Governor of the
                        National Association of
                        Securities Dealers, Inc.
                        (1996).

Nominee (Age)           Principal Occupation **         Year of Election or Appointment

*Peter S. Lynch         Vice Chairman and Director of   1990
                        FMR. Prior to May 31, 1990,
                        he was a Director of FMR and
 (56)                   Executive Vice President of
                        FMR (a position he held
                        until March 31, 1991); Vice
                        President of Fidelity
                        Magellan Fund and FMR Growth
                        Group Leader; and Managing
                        Director of FMR Corp. Mr.
                        Lynch was also Vice
                        President of Fidelity
                        Investments Corporate
                        Services (1991-1992). In
                        addition, he serves as a
                        Trustee of Boston College,
                        Massachusetts Eye & Ear
                        Infirmary, Historic
                        Deerfield (1989) and Society
                        for the Preservation of New
                        England Antiquities, and as
                        an Overseer of the Museum of
                        Fine Arts of Boston.

William O. McCoy        Vice President of Finance for   1997
                        the University of North
                        Carolina (16-school system,
 (66)                   1995). Prior to his
                        retirement in December 1994,
                        Mr. McCoy was Vice Chairman
                        of the Board of BellSouth
                        Corporation
                        (telecommunications, 1984)
                        and President of BellSouth
                        Enterprises (1986). He is
                        currently a Director of
                        Liberty Corporation (holding
                        company, 1984), Weeks
                        Corporation of Atlanta (real
                        estate, 1994), Carolina
                        Power and Light Company
                        (electric utility, 1996) and
                        the Kenan Transport Co.
                        (1996). Previously, he was a
                        Director of First American
                        Corporation (bank holding
                        company, 1979-1996). In
                        addition, Mr. McCoy serves
                        as a member of the Board of
                        Visitors for the University
                        of North Carolina at Chapel
                        Hill (1994) and for the
                        Kenan-Flager Business School
                        (University of North
                        Carolina at Chapel Hill,
                        1988).

Gerald C. McDonough     Chairman of G.M. Management     1989
                        Group (strategic advisory
                        services). Mr. McDonough is
 (71)                   a Director of York
                        International Corp. (air
                        conditioning and
                        refrigeration), Commercial
                        Intertech Corp. (hydraulic
                        systems, building systems,
                        and metal products, 1992),
                        CUNO, Inc. (liquid and gas
                        filtration products, 1996),
                        and Associated Estates
                        Realty Corporation (a real
                        estate investment trust,
                        1993). Mr. McDonough served
                        as a Director of
                        ACME-Cleveland Corp. (metal
                        working, telecommunications,
                        and electronic products)
                        from 1987-1996 and
                        Brush-Wellman Inc. (metal
                        refining) from 1983-1997.

Marvin L. Mann          Chairman of the Board of        1993
                        Lexmark International, Inc.
                        (office machines, 1991).
 (66)                   Prior to 1991, he held the
                        positions of Vice President
                        of International Business
                        Machines Corporation ("IBM")
                        and President and General
                        Manager of various IBM
                        divisions and subsidiaries.
                        Mr. Mann is a Director of
                        M.A. Hanna Company
                        (chemicals, 1993) and
                        Imation Corp. (imaging and
                        information storage, 1997).

*Robert C. Pozen        Senior Vice President, is       1997
                        also President and a
                        Director of FMR (1997); and
 (53)                   President and a Director of
                        Fidelity Investments Money
                        Management, Inc. (1998),
                        Fidelity Management &
                        Research (U.K.) Inc. (1997),
                        and Fidelity Management &
                        Research (Far East) Inc.
                        (1997). Previously, Mr.
                        Pozen served as General
                        Counsel, Managing Director,
                        and Senior Vice President of
                        FMR Corp.

Thomas R. Williams      President of The Wales Group,   1989
                        Inc. (management and
                        financial advisory
                        services). Prior to retiring
 (71)                   in 1987, Mr. Williams served
                        as Chairman of the Board of
                        First Wachovia Corporation
                        (bank holding company), and
                        Chairman and Chief Executive
                        Officer of The First
                        National Bank of Atlanta and
                        First Atlanta Corporation
                        (bank holding company). He
                        is currently a Director of
                        ConAgra, Inc. (agricultural
                        products), Georgia Power
                        Company (electric utility),
                        National Life Insurance
                        Company of Vermont, American
                        Software, Inc., and
                        AppleSouth, Inc.
                        (restaurants, 1992).

[New Trustee beginning  [New Trustee Bio]               1999
1/1/2000]+



 (Age)


+ Nominated to serve as Trustee effective January 1, 2000, upon
retirement   of E. Bradley Jones.

** Except as otherwise indicated, each individual has held the office
shown or other   offices in the same company for the last five years.

 [As of September 30, 1999 the nominees, Trustees, and officers of the Trust, and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.]

 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally not be a meeting of shareholders for the purpose of electing Trustees.

 The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met eleven times during the twelve months ended December 31, 1998. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.

 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates, and McCoy, and Mrs. Davis are members of the Committee. The committee oversees and monitors the trust's internal control structure, its auditing function, and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees, and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended December 31, 1998, the committee held five meetings.

 The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough (Chairman), Jones, Mann, and Williams. The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended December 31, 1998, the committee did not meet. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended December 31, 1998.

COMPENSATION TABLE

AGGREGATE COMPENSATION FROM      Edward C. Johnson 3d**  Abigail P. Johnson **, #  Ralph F. Cox  Phyllis Burke Davis
EACH FUND

Fidelity International Bond      $ 0                     $ 0                       $ 27          $ 27
FundB

Fidelity New Markets Income       0                       0                         105           104
FundB

Fidelity Strategic Income FundB   0                       0                         5             5

Spartan Intermediate              0                       0                         393           388
Municipal Income FundB

TOTAL COMPENSATION FROM THE      $ 0                     $ 0                       $ 223,500     $ 220,500
FUND COMPLEX*, A



COMPENSATION TABLE

AGGREGATE COMPENSATION FROM      Robert M. Gates  J. Gary Burkhead **  E. Bradley Jones
EACH FUND

Fidelity International Bond      $ 27             $ 0                  $ 27
FundB

Fidelity New Markets Income       105              0                    104
FundB

Fidelity Strategic Income FundB   5                0                    5

Spartan Intermediate              393              0                    390
Municipal Income FundB

TOTAL COMPENSATION FROM THE      $ 223,500        $ 0                  $ 222,000
FUND COMPLEX*, A




COMPENSATION TABLE

AGGREGATE COMPENSATION FROM     Donald J. Kirk  Peter S. Lynch**  William  O. McCoy  Gerald C. Mc- Donough  Marvin L. Mann
EACH FUND

Fidelity International Bond     $ 27            $ 0               $ 27               $ 33                   $ 26
FundB

Fidelity New Markets Income      106             0                 105                129                    103
FundB

Fidelity Strategic Income FundB  6               0                 5                  7                      5

Spartan Intermediate             398             0                 393                480                    388
Municipal Income FundB

TOTAL COMPENSATION FROM THE     $ 226,500       $ 0               $ 223,500          $ 273,500              $ 220,500
FUND COMPLEX*, A



COMPENSATION TABLE

AGGREGATE COMPENSATION FROM      Robert C. Pozen**  Thomas R. Williams
EACH FUND

Fidelity International Bond      $ 0                $ 27
FundB

Fidelity New Markets Income       0                  105
FundB

Fidelity Strategic Income FundB   0                  5

Spartan Intermediate              0                  393
Municipal Income FundB

TOTAL COMPENSATION FROM THE      $ 0                $223,500
FUND COMPLEX*, A



* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the funds, Ms. Johnson, and Mr. Burkhead are compensated by FMR.

# Effective April 1, 1999, Ms. Johnson serves as a Member of the
Advisory   Board of certain trusts, including Fidelity School Street
Trust.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; William O. McCoy, $55,039; Marvin L. Mann, $55,039; and Thomas R. Williams, $63,433.

B Compensation figures include cash.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

2. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
   INDEPENDENT ACCOUNTANTS OF THE FUNDS.

 By a vote of the non-interested Trustees, the firm of PricewaterhouseCoopers LLP has been selected as independent accountants for each fund to sign or certify any financial statements of each fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of each fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. PricewaterhouseCoopers LLP has advised each fund that to the best of its knowledge and belief, as of the record date, no PricewaterhouseCoopers LLP professional had any direct or material indirect ownership interest in each fund, inconsistent with the independence standards pertaining to accountants.

 The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of each fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

3. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED
   DECLARATION OF TRUST.

 The Board of Trustees has approved and recommends that the shareholders of the trust authorize them to adopt and execute an Amended and Restated Declaration of Trust for the trust and the funds of the trust in the form attached to this Proxy Statement as Exhibit 1 (New Declaration of Trust). The attached New Declaration of Trust has been marked to show changes from the trust's existing Declaration of Trust (Current Declaration of Trust). The New Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust, and, going forward, will be used as the standard Declaration of Trust for all new Fidelity Massachusetts business trusts.

 The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner. ADOPTION OF THE NEW DECLARATION OF TRUST WILL NOT ALTER IN ANY WAY THE TRUSTEES' EXISTING FIDUCIARY OBLIGATIONS TO ACT WITH DUE CARE AND IN THE SHAREHOLDERS' INTERESTS. BEFORE UTILIZING ANY NEW FLEXIBILITY THAT THE NEW DECLARATION OF TRUST MAY AFFORD, THE TRUSTEES MUST FIRST CONSIDER THE SHAREHOLDERS' INTERESTS AND THEN ACT IN ACCORDANCE WITH SUCH INTERESTS.

 Adoption of the New Declaration of Trust will NOT result in any changes in the funds' Trustees or officers or in the investment policies and shareholder services described in the funds' current prospectuses.

 Generally, a majority of the Trustees may amend the Current Declaration of Trust when authorized by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the trust. On October 16, 1997, the Trustees approved the form of the New Declaration of Trust. On December 18, 1997, the Board approved several additional changes to the form of the New Declaration of Trust, which changes have been incorporated into the form attached to this Proxy Statement. On July 15, 1999, the Board authorized the submission of the New Declaration of Trust to the trust's shareholders for their authorization at this Meeting.

 The New Declaration of Trust amends the Current Declaration of Trust in a number of significant ways. The following discussion summarizes some of the more significant amendments to the Current Declaration of Trust effected by the New Declaration of Trust.

 IN ADDITION TO THE CHANGES DESCRIBED BELOW, THERE ARE OTHER
SUBSTANTIVE AND STYLISTIC DIFFERENCES BETWEEN THE NEW DECLARATION OF TRUST AND THE CURRENT DECLARATION OF TRUST. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE NEW DECLARATION OF TRUST ITSELF, WHICH IS ATTACHED AS EXHIBIT 1 TO THIS PROXY STATEMENT.

 SIGNIFICANT CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.

 REORGANIZATION OR TERMINATION OF THE TRUST OR ITS SERIES. Unlike the Current Declaration of Trust, the New Declaration of Trust generally permits the Trustees, subject to applicable federal and state law, to reorganize or terminate the trust or any of its series. The Current Declaration of Trust requires shareholder approval in order to reorganize or terminate the trust or any of its series.

 Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the trust or a fund to reorganize into another entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a fund to domicile it in another state or to change its legal form. Under the Current Declaration of Trust, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. In contrast, the New Declaration of Trust gives the Trustees the flexibility to reorganize the trust or any of its series and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the trust and its funds operate under the most appropriate form of organization.

 Similarly, under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the Trustees to terminate a fund. For example, a fund may have insufficient assets to invest effectively or excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the Trustees may determine that terminating the fund is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval of the fund's termination may, however, make it more difficult to complete the fund's liquidation and termination and, in general, will increase the costs associated with the termination. In such a case, it may be in the shareholders' interest to permit fund termination without incurring the costs and delays of a shareholder meeting.

 As discussed above, before allowing a trust or fund reorganization or termination to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration of Trust is also subject to any applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, the New Declaration of Trust would require that shareholders receive written notification of any proposed transaction.

 The New Declaration of Trust does NOT give the Trustees the authority to merge a fund with another operating mutual fund or sell all of a fund's assets to another operating mutual fund without first seeking shareholder approval. Under the New Declaration of Trust, shareholder approval is still required for these transactions.

 FUTURE AMENDMENTS OF THE DECLARATION OF TRUST. The New Declaration of Trust permits the Trustees, with certain exceptions, to amend the Declaration of Trust without shareholder approval. Under the New Declaration of Trust, shareholders generally have the right to vote on any amendment affecting their right to vote, on any amendment altering the maximum number of permitted Trustees, on any amendment affecting the New Declaration of Trust's amendment provisions, on any amendment required by law or the trust's registration statement, and on any matter submitted to shareholders by the Trustees. The Current Declaration of Trust, on the other hand, generally gives shareholders the exclusive power to amend the Declaration of Trust. By allowing amendment of the Declaration of Trust without shareholder approval, the New Declaration of Trust gives the Trustees the necessary authority to react quickly to future contingencies. As mentioned above, such increased authority remains subordinate to the Trustees' continuing fiduciary obligations to act with due care and in the shareholders' interest.

 OTHER CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.

 In addition to the significant changes above, the New Declaration of Trust modifies the Current Declaration of Trust in a number of important ways, including the following:

 1. The New Declaration of Trust modifies the Current Declaration of Trust to allow FMR and the trust, on behalf of each fund, to amend the fund's respective advisory contract subject to the provisions of
Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Current Declaration of Trust explicitly requires the vote of a majority of the outstanding voting securities of a fund to authorize all such amendments. A corresponding change is also proposed for certain of the funds' Sub-Advisory Agreements. For more information on this topic generally, see Proposals 4 through 8.

 2. The New Declaration of Trust clarifies that the Trustees may impose other fees (for example, purchase fees) in addition to sales charges upon investment in a fund and clarifies that deferred sales charges and other fees (for example, redemption fees) may be imposed upon redemption of a fund's shares.

 3. The New Declaration of Trust confirms and clarifies various existing Trustee powers. For example, the New Declaration of Trust clarifies that the Trustees, in addition to banks and trust companies, may employ as fund custodians companies that are members of a national securities exchange or other entities permitted under the 1940 Act; delegate authority to investment advisers and other agents; adopt and offer dividend reinvestment and related plans; operate and carry on the business of an investment company; and interpret the investment policies, practices, and limitations of any fund.

 4. The New Declaration of Trust clarifies that no shareholder of a trust series shall have a claim on the assets of another series and further clarifies that, by virtue of investing in a fund, a shareholder is deemed to have assented to and agreed to be bound by the terms of the New Declaration of Trust.

 5. The New Declaration of Trust deletes various technical and/or antiquated requirements from the Current Declaration of Trust, including existing requirements that a Trustee vacancy be deemed to occur when a Trustee is absent from his or her state of residence, that Trustee vacancies must be filled within six calendar months, and that portfolio securities be held pursuant to safeguards prescribed by usual Massachusetts practice.

 6. As a general matter, the New Declaration of Trust modifies the Current Declaration of Trust to incorporate appropriate references to classes of shares.

 7. Lastly, the New Declaration of Trust generally expands various 1940 Act defined terms to encompass SEC modifications and interpretations. Specific references to discrete sections of the 1940 Act that are contained in the New Declaration of Trust have likewise been expanded to include SEC modifications and interpretations.

 CONCLUSION. The Board of Trustees has concluded that the proposed adoption of the New Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that the shareholders vote FOR the proposal to authorize them to adopt and execute the New Declaration of Trust. If the proposal is not approved, the Current Declaration of Trust will remain unchanged and in effect.

4. TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT WITH FMR FAR EAST FOR FIDELITY INTERNATIONAL BOND FUND AND FIDELITY NEW MARKETS INCOME FUND.

 The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended sub-advisory agreement among FMR, FMR Far East, and the trust with respect to the fund (the Amended Agreement). Each fund's Amended Agreement would allow FMR, FMR Far East, and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. Each fund's existing sub-advisory agreement (the Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FMR PAYS ALL OF FMR FAR EAST'S FEES UNDER EACH FUND'S AMENDED AGREEMENT. EACH FUND'S AMENDED AGREEMENT WOULD NOT AFFECT THE FEES THAT THE FUND PAYS TO FMR UNDER ITS PRESENT MANAGEMENT CONTRACT.

 PRESENT AGREEMENTS. Under each fund's Present Agreement, FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR Far East provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East. Under each fund's Present Agreement with FMR Far East, FMR, NOT THE FUND, pays FMR Far East a fee equal to 105% of FMR Far East's costs incurred in connection with providing investment advice and research services.

 Furthermore, under each fund's Present Agreement, FMR may grant FMR Far East investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FMR grants FMR Far East investment management authority under each fund's Present Agreement, FMR, NOT THE FUND, pays FMR Far East a fee equal to 50% of FMR's monthly management fee with respect to the fund's average net assets managed by FMR Far East on a discretionary basis.

 Each fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.

 PROPOSED AMENDMENTS TO THE PRESENT AGREEMENTS. Each fund's Amended Agreement would allow FMR, FMR Far East, and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of
Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, each fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote ONLY IF THE 1940 ACT SO PERMITS. In short, the proposed modification gives FMR, FMR Far East, and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

 On July 15, 1999, the Board of Trustees agreed to submit the Amended Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FMR's, FMR Far East's, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

 A copy of the form of Amended Agreement for each fund, marked to indicate the proposed amendments, is supplied as Exhibits [__] and [__] beginning on page [__]. Except for the modifications discussed above, Fidelity International Bond Fund's and Fidelity New Markets Income Fund's Amended Agreements are substantially identical to their Present Agreements. (For a detailed discussion of each fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page [__].) If approved by shareholders, each fund's Amended Agreement will take effect on February 1, 2000 (or the first day of the first month following approval) and will remain in effect through June 30, 2000 and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. Each fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If a fund's Amended Agreement is not approved, its Present Agreement will continue in effect through June 30, 2000 and thereafter only as long as its continuance is approved at least annually as above.

 FMR would continue to pay all of FMR Far East's fees under each fund's Amended Agreement. If shareholders approve the Amended Agreement, FMR could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreements to change the fees FMR pays to FMR Far East for providing the services described above. IF SHAREHOLDERS APPROVE THE AMENDED AGREEMENT, FMR COULD NOT, HOWEVER, IN THE FUTURE AMEND A FUND'S PRESENT MANAGEMENT CONTRACT TO INCREASE THE FUND'S MANAGEMENT FEE RATE PAYABLE TO FMR THEREUNDER WITHOUT SHAREHOLDER APPROVAL.

 FMR Far East, with its principal office in Tokyo, Japan, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

 FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page [__].

 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FMR Far East will remain in effect.

5. TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT WITH FMR U.K. FOR
   FIDELITY INTERNATIONAL BOND FUND AND FIDELITY NEW MARKETS INCOME
   FUND.

 The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended sub-advisory agreement among FMR, FMR U.K., and the trust with respect to the fund (the Amended Agreement). Each fund's Amended Agreement would allow FMR, FMR U.K., and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. Each fund's existing sub-advisory agreement (the Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FMR PAYS ALL OF FMR U.K.'S FEES UNDER EACH FUND'S AMENDED AGREEMENT. EACH FUND'S AMENDED AGREEMENT WOULD NOT AFFECT THE FEES THAT THE FUND PAYS TO FMR UNDER ITS PRESENT MANAGEMENT CONTRACT.

 PRESENT AGREEMENTS. Under each fund's Present Agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR U.K. provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Europe. Under each fund's Present Agreement with FMR U.K., FMR, NOT THE FUND, pays FMR U.K. a fee equal to 110% of FMR U.K.'s costs incurred in connection with providing investment advice and research services.

 Furthermore, under each fund's Present Agreement, FMR may grant FMR U.K. investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FMR grants FMR U.K. investment management authority under each fund's Present Agreement, FMR, NOT THE FUND, pays FMR U.K. a fee equal to 50% of FMR's monthly management fee with respect to the fund's average net assets managed by FMR U.K. on a discretionary basis.

 Each fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.

 PROPOSED AMENDMENTS TO THE PRESENT AGREEMENTS. Each fund's Amended Agreement would allow FMR, FMR U.K., and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of
Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, each fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote ONLY IF THE 1940 ACT SO PERMITS. In short, the proposed modification gives FMR, FMR U.K., and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

 On July 15, 1999, the Board of Trustees agreed to submit the Amended Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FMR's, FMR U.K.'s, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

 A copy of the form of Amended Agreement for each fund, marked to indicate the proposed amendments, is supplied as Exhibits [__] and [__] beginning on page [__]. Except for the modifications discussed above, Fidelity International Bond Fund's and Fidelity New Markets Income Fund's Amended Agreements are substantially identical to their Present Agreements. (For a detailed discussion of each fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page [__].) If approved by shareholders, each fund's Amended Agreement will take effect on February 1, 2000 (or the first day of the first month following approval) and will remain in effect through June 30, 2000 and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. Each fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If a fund's Amended Agreement is not approved, its Present Agreement will continue in effect through June 30, 2000 and thereafter only as long as its continuance is approved at least annually as above.

 FMR would continue to pay all of FMR U.K.'s fees under each fund's Amended Agreement. If shareholders approve the Amended Agreement, FMR could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreements to change the fees FMR pays to FMR U.K. for providing the services described above. IF SHAREHOLDERS APPROVE THE AMENDED AGREEMENT, FMR COULD NOT, HOWEVER, IN THE FUTURE AMEND A FUND'S PRESENT MANAGEMENT CONTRACT TO INCREASE THE FUND'S MANAGEMENT FEE RATE PAYABLE TO FMR THEREUNDER WITHOUT SHAREHOLDER APPROVAL.

 FMR U.K., with its principal office in London, England, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

 FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page [__].

 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FMR U.K. will remain in effect.

6. TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT WITH FIDELITY
   INTERNATIONAL INVESTMENT ADVISORS FOR FIDELITY INTERNATIONAL BOND FUND AND FIDELITY NEW MARKETS INCOME FUND.

 The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended sub-advisory agreement among FMR, FIIA, and the trust with respect to the fund (the Amended Agreement). Each fund's Amended Agreement would allow FMR, FIIA, and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. Each fund's existing sub-advisory agreement (the Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FMR PAYS ALL OF FIIA'S FEES UNDER EACH FUND'S AMENDED AGREEMENT. EACH FUND'S AMENDED AGREEMENT WOULD NOT AFFECT THE FEES THAT THE FUND PAYS TO FMR UNDER ITS PRESENT MANAGEMENT CONTRACT.

 PRESENT AGREEMENTS. Under each fund's Present Agreement, FIIA acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FIIA provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). Under each fund's Present Agreement with FIIA, FMR, NOT THE FUND, pays FIIA a fee equal to 30% of FMR's monthly management fee with respect to the fund's average net assets managed by FIIA on a discretionary basis.

 Furthermore, under each fund's Present Agreement, FMR may grant FIIA investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FMR grants FIIA investment management authority under each fund's Present Agreement, FMR, NOT THE FUND, pays FIIA a fee equal to 57% of FMR's monthly management fee with respect to the fund's average net assets managed by FIIA on a discretionary basis.

 Each fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.

 PROPOSED AMENDMENTS TO THE PRESENT AGREEMENTS. Each fund's Amended Agreement would allow FMR, FIIA, and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, each fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote ONLY IF THE 1940 ACT SO PERMITS. In short, the proposed modification gives FMR, FIIA, and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

 On July 15, 1999, the Board of Trustees agreed to submit the Amended Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FMR's, FIIA's, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

 A copy of the form of Amended Agreement for each fund, marked to indicate the proposed amendments, is supplied as Exhibits [__] and [__] beginning on page [__]. Except for the modifications discussed above (and certain other minor modifications to make the fund's Amended Agreement conform to the "standard" sub-advisory agreement with FIIA for the Fidelity funds), Fidelity International Bond Fund's and Fidelity New Markets Income Fund's Amended Agreement is substantially identical to its Present Agreement. (For a detailed discussion of each fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page [__].) If approved by shareholders, each fund's Amended Agreement will take effect on February 1, 2000 (or the first day of the first month following approval) and will remain in effect through June 30, 2000 and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. Each fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If a fund's Amended Agreement is not approved, its Present Agreement will continue in effect through June 30, 2000 and thereafter only as long as its continuance is approved at least annually as above.

 FMR would continue to pay all of FIIA's fees under each fund's Amended Agreement. If shareholders approve the Amended Agreement, FMR could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreements to change the fees FMR pays to FIIA for providing the services described above. IF SHAREHOLDERS APPROVE THE AMENDED AGREEMENT, FMR COULD NOT, HOWEVER, IN THE FUTURE AMEND A FUND'S PRESENT MANAGEMENT CONTRACT TO INCREASE THE FUND'S MANAGEMENT FEE RATE PAYABLE TO FMR THEREUNDER WITHOUT SHAREHOLDER APPROVAL.

 FIIA, with its principal office in Pembroke, Bermuda, is a wholly-owned subsidiary of Fidelity International Limited (FIL) established in 1983 to provide investment research to FIL with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

 FIIA may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FIIA is also the investment advisor of Fidelity Advisor Korea Fund, Inc., a closed-end investment company. FIL is an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FIIA, Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FIIA, see the section entitled "Activities and Management of FIJ, FIIA, and FIIA(U.K.)L" on page [__].

 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FIIA will remain in effect.

7. TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT BETWEEN FIDELITY
   INTERNATIONAL INVESTMENT ADVISORS AND FIDELITY INTERNATIONAL
   INVESTMENT ADVISORS (U.K.) LIMITED FOR FIDELITY INTERNATIONAL BOND FUND AND FIDELITY NEW MARKETS INCOME FUND.

 The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended sub-advisory agreement between FIIA, FIIA(U.K.)L, and the trust with respect to the fund (the Amended Agreement). Each fund's Amended Agreement would allow FIIA, FIIA(U.K.)L, and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. Each fund's existing sub-advisory agreement (the Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FIIA PAYS ALL OF FIIA(U.K.)L'S FEES UNDER EACH FUND'S AMENDED AGREEMENT. EACH FUND'S AMENDED AGREEMENT WOULD NOT AFFECT THE FEES THAT THE FUND PAYS TO FMR UNDER ITS PRESENT MANAGEMENT CONTRACT.

 PRESENT AGREEMENTS. Under each fund's Present Agreement, FIIA(U.K.)L acts as an investment consultant to FIIA and FIIA supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FIIA(U.K.)L provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Western Europe, principally the U.K. and Europe. Under each fund's Present Agreement with FIIA, FIIA, NOT THE FUND, pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.

 Furthermore, under each fund's Present Agreement, FIIA may grant FIIA(U.K.)L investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FIIA grants FIIA(U.K.)L investment management authority under each fund's Present Agreement, FIIA, NOT THE FUND, pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment management advice and research services.

 Each fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.

 PROPOSED AMENDMENTS TO THE PRESENT AGREEMENTS. Each fund's Amended Agreement would allow FIIA, FIIA(U.K.)L, and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of
Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, each fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote ONLY IF THE 1940 ACT SO PERMITS. In short, the proposed modification gives FIIA, FIIA(U.K.)L, and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

 On July 15, 1999, the Board of Trustees agreed to submit the Amended Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FIIA's, FIIA(U.K.)L's, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

 A copy of the form of Amended Agreement for each fund, marked to indicate the proposed amendments, is supplied as Exhibits [__] and [__] beginning on page [__]. Except for the modifications discussed above (and certain other minor modifications to make the fund's Amended Agreement conform to the "standard" sub-advisory agreement with FIIA(U.K.)L for the Fidelity funds), Fidelity International Bond Fund's and Fidelity New Markets Income Fund's Amended Agreement is substantially identical to its Present Agreement. (For a detailed discussion of each fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page [__].) If approved by shareholders, each fund's Amended Agreement will take effect on February 1, 2000 (or the first day of the first month following approval) and will remain in effect through June 30, 2000 and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. Each fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If a fund's Amended Agreement is not approved, its Present Agreement will continue in effect through June 30, 2000 and thereafter only as long as its continuance is approved at least annually as above.

 FIIA would continue to pay all of FIIA(U.K.)L's fees under each fund's Amended Agreement. If shareholders approve the Amended Agreement, FIIA could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreements to change the fees FIIA pays to FIIA(U.K.)L for providing the services described above. IF SHAREHOLDERS APPROVE THE AMENDED AGREEMENT, FMR COULD NOT, HOWEVER, IN THE FUTURE AMEND A FUND'S PRESENT MANAGEMENT CONTRACT TO INCREASE THE FUND'S MANAGEMENT FEE RATE PAYABLE TO FMR THEREUNDER WITHOUT SHAREHOLDER APPROVAL.

 FIIA(U.K.)L, with its principal office in Kent, England, is a wholly-owned subsidiary of Fidelity International Management Holdings Limited, an indirect wholly-owned subsidiary of FIL. FIIA(U.K.)L, established in 1984, provides investment research to FIIA with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

 FIIA(U.K.)L may also provide investment advisory services to FIAA with respect to other investment companies for which FIIA serves as investment adviser, and to other clients. For more information on FIIA(U.K.)L, see the section entitled "Activities and Management of FIJ, FIIA, and FIIA(U.K.)L" on page [__].

 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FIIA(U.K)L will remain in effect.

8. TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT WITH FIDELITY
   INVESTMENTS JAPAN LIMITED FOR FIDELITY INTERNATIONAL BOND FUND AND FIDELITY NEW MARKETS INCOME FUND.

 The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended sub-advisory agreement among FMR, FIJ, and the trust with respect to the fund (the Amended Agreement). Each fund's Amended Agreement would allow FMR, FIJ, and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. Each fund's existing sub-advisory agreement (the Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FMR PAYS ALL OF FIJ'S FEES UNDER EACH FUND'S AMENDED AGREEMENT. EACH FUND'S AMENDED AGREEMENT WOULD NOT AFFECT THE FEES THAT THE FUND PAYS TO FMR UNDER ITS PRESENT MANAGEMENT CONTRACT.

 PRESENT AGREEMENTS. Under each fund's Present Agreement, FIJ acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FIJ provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East, principally Japan and other parts of Asia. Under each fund's Present Agreement with FIJ, FMR, NOT THE FUND, pays FIJ a fee equal to 30% of FMR's monthly management fee with respect to the fund's average net assets managed by FIJ on a discretionary basis.

 Furthermore, under each fund's Present Agreement, FMR may grant FIJ investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FMR grants FIJ investment management authority under each fund's Present Agreement, FMR, NOT THE FUND, pays FIJ a fee equal to 57% of FMR's monthly management fee with respect to the fund's average net assets managed by FIJ on a discretionary basis.

 Each fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.

 PROPOSED AMENDMENTS TO THE PRESENT AGREEMENTS. Each fund's Amended Agreement would allow FMR, FIJ, and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, each fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote ONLY IF THE 1940 ACT SO PERMITS. In short, the proposed modification gives FMR, FIJ, and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

 On July 15, 1999, the Board of Trustees agreed to submit the Amended Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FMR's, FIJ's, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

 A copy of the form of Amended Agreement for each fund, marked to indicate the proposed amendments, is supplied as Exhibits [__] and [__] beginning on page [__]. Except for the modifications discussed above (and certain other minor modifications to make the fund's Amended Agreement conform to the "standard" sub-advisory agreement with FIJ for the Fidelity funds), Fidelity International Bond Fund's and Fidelity New Markets Income Fund's Amended Agreement is substantially identical to its Present Agreement. (For a detailed discussion of each fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page [__].) If approved by shareholders, each fund's Amended Agreement will take effect on February 1, 2000 (or the first day of the first month following approval) and will remain in effect through June 30, 2000 and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. Each fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If a fund's Amended Agreement is not approved, its Present Agreement will continue in effect through June 30, 2000 and thereafter only as long as its continuance is approved at least annually as above.

 FMR would continue to pay all of FIJ's fees under each fund's Amended Agreement. If shareholders approve the Amended Agreement, FMR could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreements to change the fees FMR pays to FIJ for providing the services described above. IF SHAREHOLDERS APPROVE THE AMENDED AGREEMENT, FMR COULD NOT, HOWEVER, IN THE FUTURE AMEND A FUND'S PRESENT MANAGEMENT CONTRACT TO INCREASE THE FUND'S MANAGEMENT FEE RATE PAYABLE TO FMR THEREUNDER WITHOUT SHAREHOLDER APPROVAL.

 FIJ, with its principal office in Tokyo, Japan, is a wholly-owned subsidiary of Fidelity International Limited (FIL) established in 1986 to provide investment research to FIL with respect to foreign securities. FIJ registered with the SEC in order to provide investment advisory services to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

 FIJ may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FIJ's only client other than FMR is FIL, an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FIJ, Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FIJ, see the section entitled "Activities and Management of FIJ, FIIA, and FIIA(U.K.)L" on page [__].

 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FIJ will remain in effect.

9. TO AMEND SPARTAN INTERMEDIATE MUNICIPAL INCOME FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE AND ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE FUND.

 The Board of Trustees has approved, and recommends that shareholders of the fund approve, modifications to the fund's fundamental investment objective and elimination of certain of the fund's fundamental investment policies. The proposal is intended to allow the fund to communicate more clearly its investment objective and to communicate more clearly its investment strategies by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. The modifications to the fund's investment objective and elimination of these investment policies are not expected to materially affect the way in which the fund is managed.

 The fund's investment objective and certain investment policies currently read as follows:

 "Spartan Intermediate Municipal Income Fund seeks the highest level of income exempt from federal income tax that can be obtained, consistent with the preservation of capital, from a diversified portfolio of investment-grade obligations."

 If the proposal is approved, the fund's fundamental investment objective would read as follows (additional language is ((underlined)) and deleted language is [bracketed]):

 "Spartan Intermediate Municipal Income Fund seeks [the highest] ((as high a)) level of ((current)) income, exempt from federal income tax [that can be obtained], ((as is)) consistent with the preservation of capital[, from a diversified portfolio of investment-grade obligations]."

 Because the fund's investment objective and the foregoing policies are fundamental, they cannot be modified or eliminated without shareholder approval.

DISCUSSION OF PROPOSED MODIFICATIONS. Amending the fund's investment objective will allow the fund to more clearly communicate its investment objective to shareholders. Eliminating the fund's fundamental policies related to the diversification and quality of the fund's holdings will allow the fund to more clearly communicate its investment strategy to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is not approved, the fund will continue to rely on its existing fundamental policy regarding diversification and its existing non-fundamental policy of investing in investment-grade securities.

 Pursuant to current fundamental policy, the fund is "diversified" as defined in the Investment Company Act of 1940, which means that with respect to at least 75% of its total assets (a) no more than 5% of its total assets are invested in the securities of a single issuer; and
(b) the fund owns no more than 10% of the outstanding voting securities of such issuer. In addition, pursuant to its non-fundamental policy of investing in investment-grade securities, the fund does not currently invest, or intend to invest, in below investment-grade securities. As noted above, fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies, however, are still subject to the supervision of the Board of Trustees.

 Amending the fund's investment objective and eliminating the investment policies as proposed are not expected to materially affect the way the fund is managed.

 CONCLUSION. The Board of Trustees has concluded that the proposed modification of the fund's investment objective and elimination of the foregoing fundamental investment policies regarding the diversification and quality of the fund's holdings are in the best interest of the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the changes will become effective when disclosure is revised to reflect them. If the proposal is not approved by the fund's shareholders, the fund's current fundamental investment objective and policies will remain unchanged.

10. TO ELIMINATE SPARTAN INTERMEDIATE MUNICIPAL INCOME FUND'S
    FUNDAMENTAL 80% INVESTMENT POLICY AND ADOPT A COMPARABLE
    NON-FUNDAMENTAL POLICY.

 The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal to eliminate the fund's fundamental 80% investment policy and adopt a comparable non-fundamental policy that is standard for other Fidelity national municipal bond funds. If shareholders approve this proposal, the Trustees intend to eliminate the fund's fundamental 80% investment policy and adopt a comparable non-fundamental policy. Fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed without shareholder approval. It is anticipated that the elimination of the current fundamental policy and the adoption of the proposed non-fundamental policy will have no material impact on the way the fund is managed.

 The current fundamental 80% investment policy for the fund is as follows:

 "The fund will normally invest so that at least 80% of its assets are invested in municipal securities whose interest is free from federal income tax."

 If the proposal to eliminate the current fundamental policy is approved, the Trustees intend to adopt the following non-fundamental policy:

 "The fund will normally invest so that at least 80% of its assets are invested in municipal securities whose interest is exempt from federal income tax."

 DISCUSSION OF PROPOSED MODIFICATION. Eliminating the fund's fundamental 80% investment policy and adopting the comparable non-fundamental policy will allow the Trustees to modify the fund's 80% policy, as necessary, to comply with the SEC's "name test rule" (Name Test Rule) if it is adopted without having to incur the potential costs and delays of conducting a shareholder meeting.

 The SEC proposed the Name Test Rule in February 1997. The Name Test Rule governs the use of mutual fund names and, if eventually adopted by the SEC, may apply to the fund. If a definitive version of the rule were ultimately adopted, the fund's 80% policy might require modification to comply with the requirements of the definitive rule. Briefly stated, eliminating the fund's fundamental 80% investment policy and adopting the proposed non-fundamental policy will give the Trustees the flexibility to comply more quickly with a definitive Name Test Rule.

 As noted above, fundamental investment policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies are still subject, however, to the supervision of the Board of Trustees. Therefore, any future changes to the fund's proposed non-fundamental 80% policy, while not requiring shareholder approval, would require approval of the Board.

 In sum, it is not expected that approval of the proposal will have a material effect on the way the fund is currently managed. Rather, approval of the proposal will provide the Trustees with additional flexibility to respond to future regulatory changes and changes in market conditions.

 CONCLUSION. The Board of Trustees believes that approving the elimination of the fund's fundamental 80% investment policy and the adoption of the proposed non-fundamental 80% investment policy will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective when the fund's disclosure is revised to reflect them. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental policy will remain unchanged.

11. TO AMEND SPARTAN INTERMEDIATE MUNICIPAL INCOME FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION TO EXCLUDE
    SECURITIES OF OTHER INVESTMENT COMPANIES FROM THE LIMITATION FOR
    THE FUND.

 The fund's current fundamental investment limitation concerning diversification is as follows:

 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer."

The Trustees recommend that shareholders of the fund vote to replace the fund's current fundamental investment limitation with the following amended fundamental investment limitation governing diversification (additional language is ((underlined)) and deleted language is [bracketed]):

 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. [g]((G))overnment or any of its agencies or instrumentalities((, or securities of other investment companies))) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."

 The percentage limits in the proposed fundamental limitation concerning diversification are imposed by the 1940 Act. The amended fundamental diversification limitation makes one change from the current limitation: subject to applicable 1940 Act requirements, it would permit the fund to invest without limit in the securities of other investment companies including the portion of the fund allocated to the fixed-income market. Pursuant to an order of exemption granted by the SEC, the fund may invest in short-term bond or money market funds managed by FMR or an affiliate of FMR (the Investment Funds). The Investment Funds currently do not bear the cost of investment advisory, management, or transfer agent fees, although they may do so subject to the conditions of the SEC order, including Board review of the total fees paid by shareholders of the fund. The Investment Funds currently pay minimal fees for services such as custodian, auditor, certain pricing and bookkeeping services, and Independent Trustees fees. FMR anticipates that investing in the Investment Funds will benefit the fund by enhancing the efficiency of investment of cash generated by fund shareholder or investment activity, or through the investment of fund assets allocated to the short-term bond or money markets in support of the fund's investment objective. For some funds, the Investment Funds may serve as the principal option for cash investment. If the proposal is approved, future amendments to the fund's fundamental diversification limitation would continue to require shareholder approval.

 If this proposal is approved, the amended fundamental diversification limitation cannot be changed without the approval of the shareholders.

 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental diversification limitation will remain unchanged.

OTHER BUSINESS

 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Fidelity International Bond Fund and Fidelity New Markets Income Fund and advised by FMR is contained in the Tables of Average Net Assets and Expense Ratios in Exhibits [__] and [__] beginning on page [__].

 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter
S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, J. Gary Burkhead, Abigail P. Johnson, John H. Costello, Matthew N. Karstetter, Eric D. Roiter, Thomas J. Simpson, Richard A. Silver, Bart A. Grenier, Fred L. Henning, Jr., Dwight D. Churchill and Stanley N. Griffith, are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello and Mr. Karstetter, all of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

 During the period January 1, 1998 through September 30, 1999, [the following transactions/no transactions] were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.

ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST

 FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide research and investment advice with respect to companies based outside the United States for certain funds for which FMR acts as investment adviser. FMR may also grant the sub-advisers investment management authority as well as authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to a fund.

 Funds with investment objectives similar to Fidelity International Bond Fund and Fidelity New Markets Income Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibits [__] and [__] beginning on page [__].

 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and Robert C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and other funds advised by FMR; Chairman and a Director of FIMM; Chairman, Chief Executive Officer, President, and a Director of FMR Corp., and a Director and Chairman of the Board and of the Executive Committee of FMR. In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR; and President and a Director of FIMM. Each of the Directors is a stock holder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

ACTIVITIES AND MANAGEMENT OF FIJ, FIIA, AND FIIA(U.K.)L

 FMR, on behalf of Fidelity International Bond Fund, Fidelity New Markets Income Fund, and Fidelity Strategic Income Fund has entered into sub-advisory agreements with FIJ and FIIA, both wholly owned subsidiaries of Fidelity International Limited (FIL). FIIA in turn has entered into sub-advisory agreements with its U.K. subsidiary, FIIA(U.K.)L.

 The sub-advisers provide research and investment recommendations with respect to companies based outside of the United States. FIJ focuses on companies primarily based in Japan and other parts of Asia. FIIA focuses primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIIA(U.K.)L focuses primarily on companies based in the U.K. and Europe. Open-end funds with investment objectives similar to Fidelity International Bond Fund and Fidelity New Markets Income Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FIJ, FIIA and/or FIIA(U.K.)L, and the net assets of each of these funds, are indicated in the Tables of Average Net Assets and Expense Ratios in Exhibits [__] and [__] beginning on page [__].

 The Directors of FIJ are Bill Wilder, President, Arthur M. Jesson, Edward C. Johnson 3d, Nobuhide Kamiyama, Noboru Kawai, Yasuo Kuramoto, Takeshi Okazaki, Lawrence Repeta, and Hiroshi Yamashita. With the exception of Mr. Edward C. Johnson 3d, the principal business address of each of the Directors is Shiroyama JT Mori Building, 4-3-1 Toranomon, Minato-ku, Tokyo 105, Japan. The principal business address of Mr. Edward C. Johnson 3d is 82 Devonshire Street, Boston, Massachusetts 02109.

 The Directors of FIIA are David J. Saul, President, Anthony Bolton, Charles T.M. Collis, William R. Ebsworth, Brett Goodin, and Simon
Haslam. The principal business address of each of the Directors is Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda.

 The Directors of FIIA(U.K.)L are Anthony Bolton, Pamela Edwards,
Simon Haslam, and Sally Walden. The principal business address of each of the Directors is 26 Lovat Lane, London, EC3R 8LL, England.

 FIIA also is the investment adviser of Fidelity Advisor Korea Fund, Inc., a closed-end investment company with net assets of approximately $[_____], as of [_______, ___]. As compensation for its services to the closed-end fund, FIIA receives 60% of the management fee paid by the fund to FMR. The Korea Fund management fee is payable monthly at an annual rate equal to 1.00% of Korea Fund's average daily net assets. At FIIA's request, FIJ may provide sub-advisory services with respect to the fund's investments. As compensation for these services, FIJ would receive 50% of the fee paid to FIIA by the fund in respect of the assets of the fund managed by FIJ on a discretionary basis and 30% of the fee paid to FIIA in respect of the assets of the fund managed by FIJ on a non-discretionary basis.

SUB-ADVISORY AGREEMENTS

 On behalf of Fidelity Strategic Income Fund and Spartan Intermediate Municipal Income Fund, FMR has entered into a sub-advisory agreement with Fidelity Investments Money Management, Inc. (FIMM) (the successor to FMR Texas) pursuant to which FIMM has primary responsibility for providing portfolio investment management services to Fidelity Strategic Income Fund and Spartan Intermediate Municipal Income Fund. Under the sub-advisory agreement, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with the fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time. For the fiscal year ended December 31, 1998, FMR paid FIMM no fees on behalf of Fidelity Strategic Income Fund and on behalf of Spartan Intermediate Municipal Income Fund.

 On behalf of Fidelity International Bond Fund, Fidelity New Markets Income Fund, and Fidelity Strategic Income Fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, FIJ, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. On behalf of Fidelity International Bond Fund, Fidelity New Markets Income Fund, and Fidelity Strategic Income Fund, FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.

Sub-advisory agreements for the funds were approved as follows:

Fund                            Sub-Advisor   Approval Date  Contract Date

Fidelity International Bond     FMR Far East  09/17/97       02/26/98
Fund

                                FMR (U.K.)    09/17/97       02/26/98

                                FIIA          07/15/99       08/01/99

                                FIIA(U.K.)L   09/17/97       02/26/98

                                FIJ           07/15/99       08/01/99

Fidelity New Markets Income     FMR Far East  09/17/97       02/26/98
Fund

                                FMR (U.K.)    09/17/97       02/26/98

                                FIIA          07/15/99       08/01/99

                                FIIA(U.K.)L   09/17/97       02/26/98

                                FIJ           07/15/99       08/01/99

Fidelity Strategic Income Fund  FMR Far East  04/22/98*      04/16/98

                                FMR (U.K.)    04/22/98*      04/16/98

                                FIIA          04/22/98*      04/16/98

                                FIIA(U.K.)L   04/22/98*      04/16/98

                                FIJ           04/22/98*      04/16/98

*Approved by sole shareholder prior to commencement of operations.
 Currently, FMR U.K., FMR Far East, FIJ, FIIA, and FIIA(U.K.)L each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.

 FMR U.K. and FMR Far East, which were organized in 1986, are wholly-owned subsidiaries of FMR. FIJ and FIIA are wholly-owned subsidiaries of Fidelity International Limited (FIL), a Bermuda company formed in 1968 which primarily provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family owns, directly or indirectly, more than 25% of the voting common stock of FIL. FIJ was organized in Japan in 1986. FIIA was organized in Bermuda in 1983. FIIA(U.K.)L was organized in the United Kingdom in 1984, and is a wholly-owned subsidiary of Fidelity International Management Holdings Limited, an indirect wholly owned subsidiary of FIL.

 Under the sub-advisory agreements FMR pays the fees of FMR U.K., FMR Far East, FIJ, and FIIA. FIIA, in turn, pays the fees of FIIA(U.K.)L. For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:

 (medium solid bullet) FMR pays FMR Far East and FMR U.K. fees equal to 105% and 110%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.

 (medium solid bullet) FMR pays FIIA and FIJ fees equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.

 (medium solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.

For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

 (medium solid bullet) FMR pays FMR Far East and FMR U.K. a fee equal to 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

 (medium solid bullet) FMR pays FIIA and FIJ a fee equal to 57% of its monthly management fee with respect to the fund's average net assets managed by the sub-advisors on a discretionary basis.

 (medium solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing discretionary investment management services.

 The brokerage commissions paid to NFSC and FBS by each fund for the fiscal year ended 1998 are listed in the following table:

                    FMR U.K.  FMR Far East  FIIA  FIIAL U.K.  FIJ

International Bond  $         $             $     $           $

New Markets Income  $         $             $     $           $

Strategic Income    $         $             $     $           $

PORTFOLIO TRANSACTIONS

 All orders for the purchase or sale of portfolio securities are placed on behalf of Fidelity International Bond Fund, Fidelity New Markets Income Fund, and Fidelity Strategic Income Fund by FMR pursuant to authority contained in the fund's management contract.

 FMR may place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (Japan), LLC
(FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.

 All orders for the purchase or sale of portfolio securities are placed on behalf of Spartan Intermediate Municipal Income Fund by FMR pursuant to authority contained in the fund's management contract.

 FMR may place agency transactions with NFSC an indirect subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

 [For the fiscal year ended December 31, 1998, Fidelity International Bond Fund, Fidelity New Markets Income Fund, and Fidelity Strategic Income Fund paid no brokerage commissions to affiliated brokers.] [During the fiscal year ended December 31, 1998, Fidelity International Bond Fund, Fidelity New Markets Income Fund, and Fidelity Strategic Income Fund paid brokerage commissions of $[_______] to NFSC [and/,] [$_______ to FBS] [and $_____ to FBSJ].

 During the fiscal year ended December 31, 1998, Spartan Intermediate Municipal Income Fund paid no brokerage commissions to affiliated brokers.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston,
Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

 Please advise the trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, MA 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

AMENDED AND RESTATED DECLARATION OF TRUST

[DATED JANUARY 19, 1995]

The language to be added to the current Declaration of Trust is ((underlined,)) and the language to be deleted is set forth in [brackets]. Headings that were underlined in the trust's current Declaration of Trust must remain underlined in this Exhibit.

 AMENDED AND RESTATED DECLARATION OF TRUST, made January 19,
[1995]((2000)) by each of the Trustees whose signature is affixed hereto (the "Trustees")((.))

 WHEREAS, the Trustees desire to amend and restate this Declaration of Trust for the sole purpose of supplementing the Declaration ((of Trust ))to incorporate amendments duly adopted; and

 WHEREAS, this Trust was initially made on September 10, 1976 by Edward C. Johnson 3d, Caleb Loring, Jr., William L. Byrnes, Dwight L. Allison, Jr., Eugene A. Clapp 2nd, Robert L. Johnson, George K. McKenzie and William R. Spalding in order to establish a trust fund for the investment and reinvestment of funds contributed thereto;

 NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust fund hereunder shall be held and managed in [T]((t))rust under this Amended and Restated Declaration of Trust as herein set forth below.

_________________________________________________

ARTICLE I

NAME AND DEFINITIONS

NAME

 SECTION 1.  This Trust shall be known as "Fidelity School Street
Trust((.))"[.]

DEFINITIONS

 SECTION 2. Wherever used herein, unless otherwise required by the context or specifically provided:

 (a) The [T]((t))erms "Affiliated Person((,))"[,] "Assignment((,))"[,] "Commission((,))"[,] "Interested Person((,))"[,] "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable)((,)) and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as [amended from time to time]((modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder));

 (((b) "Bylaws" shall mean the bylaws of the Trust, if any, as amended from time to time;))

 (((c) "Class" refers to the class of Shares of a Series of the Trust established in accordance with the provisions of Article III;))

 (((d) "Declaration of Trust" means this Amended and Restated
Declaration of Trust, as further amended or restated, from time to time;))

 [(c)](((e))) "Net Asset Value" means the net asset value of each Series of the Trust ((or Class thereof)) determined in the manner provided in Article X, Section 3;

 [(d)](((f))) "Shareholder" means a record owner of Shares of the Trust;

 [(f)](((g))) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest of the Trust or each Series shall be divided from time to time, including such [c]((C))lass or [c]((C))lasses of [s]((S))hares as the Trustees may from time to time create and establish ((and ))including fractions of Shares as well as whole Shares ((as ))consistent with the requirements of Federal and/or state securities laws;

 (h) "Series" refers to ((any ))series of Shares of the Trust established in accordance with the provisions of Article III[.]((;))

 [(b)](((i))) [The ]"Trust" refers to Fidelity School Street Trust and reference to the Trust, when applicable to one or more [s]((S))eries of the Trust, shall refer to any such [s]((S))eries;

 [(e)](((j))) [The ]"Trustees" refer to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustee or trustees;(( and))

 [(g)](((k))) [The ]"1940 Act" refers to the Investment Company Act of 1940, as amended from time to time[; and]((.))

ARTICLE II

PURPOSE OF TRUST

 The purpose of this Trust is to provide investors a continuous source of managed investment in securities.

ARTICLE III

BENEFICIAL INTEREST

((SHARES OF BENEFICIAL INTEREST))

 SECTION 1. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series or [c]((C))lasses ((of Series ))as the Trustees shall((,)) from time to time((,)) create and establish. The number of ((authorized ))Shares ((of each Series, and Class thereof, ))is unlimited[ and]((. ))[e]((E))ach Share shall be without par value and shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion((,)) and without obtaining any prior authorization or vote of the Shareholders [or]((of ))any Series or [c]((C))lass of [Shareholders] the Trust[,] (((a) ))to create and establish (and to change in any manner) Shares or any Series or [c]((C))lasses thereof with such preferences, voting powers, rights((,)) and privileges as the Trustees may((,)) from time to time((,)) determine[,]((; (b))) to divide or combine the Shares or any Series or [c]((C))lasses thereof into a greater or lesser number[,]((;
(c))) to classify or reclassify any issued Shares into one or more Series ((or Classes ))of Shares[,]((; (d))) to abolish any one or more Series or [c]((C))lasses of Shares[,]((; ))and (((e) ))to take such other action with respect to the Shares as the Trustees may deem desirable.

ESTABLISHMENT OF SERIES ((AND CLASSES))

 SECTION 2. The establishment of any Series ((or Class thereof ))shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series[.](( or Class.)) At any time that there are no Shares outstanding of any particular Series ((or Class ))previously established and designated, the Trustees may by a majority vote abolish [that]((such ))Series ((or Class ))and the establishment and designation thereof.

OWNERSHIP OF SHARES

 SECTION 3. The ownership of Shares shall be recorded in the books of the Trust[.](( or a transfer or similar agent.)) The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of ((the Trust as kept by ))the Trust ((or by any transfer or similar agent, as the case may be, ))shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

INVESTMENT IN THE TRUST

 SECTION 4. The Trustees shall accept investments in the Trust from such persons and on such terms as they may((,)) from time to time((,)) authorize. Such investments may be in the form of cash((,)) [or]securities((, or other property ))in which the appropriate Series is authorized to invest, valued as provided in Article X, Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding((,)) and the amount received by the Trustees on [the ]account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion[,] (a) impose a sales charge ((or other fee ))upon investments in the Trust ((or Series or any Classes thereof, ))and (b) issue fractional Shares.

[ASSETS AND LIABILITIES OF SERIES]

((ASSETS AND LIABILITIES OF SERIES AND CLASSES))

 SECTION 5. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange((,)) or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition((,)) any assets, income, earnings, profits, and proceeds thereof, funds, or payments [which]((that)) are not readily identifiable as belonging to any particular Series ((or Class, ))shall be allocated by the Trustees between and among one or more of the Series ((or Classes ))in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series ((or Classes ))for all purposes[,] and shall be referred to as assets belonging to that Series[.](( or Class.)) The assets belonging to a particular Series shall be so recorded upon the books of the Trust[,] ((or of its agent or agents ))and shall be held by the Trustees in trust for the benefit of the holders of Shares of that Series.

 The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges((,)) and reserves attributable to that Series[.]((, except that liabilities and expenses may, in the Trustees' discretion, be allocated solely to a particular Class and, in which case, shall be borne by that Class.)) Any general liabilities, expenses, costs, charges((,)) or reserves of the Trust [which]((that)) are not readily identifiable as belonging to any particular Series ((or Class ))shall be allocated and charged by the Trustees between or among any one or more of the Series ((or Classes ))in such manner as the Trustees((,)) in their sole discretion, deem fair and equitable[.](( and shall be referred to as "liabilities belonging to" that Series or Class.)) Each such allocation shall be conclusive and binding upon the Shareholders of all Series ((or Classes ))for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. ((No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.))

NO PREEMPTIVE RIGHTS

 SECTION 6. [The]Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.

((STATUS OF SHARES AND)) LIMITATION OF PERSONAL LIABILITY

 SECTION 7. ((Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every shareholder by virtue of having become a shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. No Shareholder of the Trust and of each Series shall be personally liable for the debts, liabilities, obligations, and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series.)) The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may((,)) at any time((,)) personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract((,)) or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust ((or to a Series ))shall include a recitation limiting the obligation represented thereby to the Trust ((or to one or more Series ))and its ((or their ))assets (but the omission of such a recitation shall not operate to bind any Shareholder[).](( or Trustee).))

ARTICLE IV

THE TRUSTEES

MANAGEMENT OF THE TRUST

 SECTION 1. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

[ELECTION: INITIAL TRUSTEES]

INITIAL TRUSTEES; ELECTION

 SECTION 2. ((The initial Trustees shall be at least three individuals who shall affix their signatures hereto.)) [On or before December 31, 1977, o]((O))n a date fixed by the Trustees, the Shareholders shall elect not less than three Trustees. A Trustee shall not be required to be a Shareholder of the Trust. [The initial Trustees who shall serve until such election and until their successors are elected and qualified shall be Edward C. Johnson 3d, Caleb Loring, Jr., William L. Byrnes, Dwight L. Allison, Jr., Eugene
A. Clapp 2nd, Robert L. Johnson, George K. McKenzie and William R. Spalding and such other individuals as the Board of Trustees shall appoint pursuant to Section 4 of the Article IV.]

TERM OF OFFICE OF TRUSTEES

 SECTION 3. The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except
(a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein;
(b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds (((2/3) ))of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any [S]((s))pecial [M]((m))eeting of the Trust by a vote of two-thirds (((2/3) ))of the outstanding Shares.

RESIGNATION AND APPOINTMENT OF TRUSTEES

 SECTION 4. In case of the declination, death, resignation, retirement, ((or ))removal[, incapacity, or inability] of any of the Trustees, or in case a vacancy shall, by reason of an increase in number[,] ((of the Trustees, ))or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the [Investment Company Act of ]1940[.](( Act.)) Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation((,)) or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation((,)) or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this [t]((T))rust, the [t]((T))rust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The ((foregoing ))power of appointment is subject to the provisions of Section 16(a) of the 1940 Act[.](( , as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission.))

[TEMPORARY ABSENCE OF TRUSTEE]

((TEMPORARY ABSENCE OF TRUSTEES))

 SECTION 5. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (((6))) months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.

NUMBER OF TRUSTEES

 SECTION 6. The number of Trustees, not less than three (3) nor more than twelve (12), serving hereunder at any time shall be determined by the Trustees themselves.

 Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is [absent from the Commonwealth of Massachusetts or, if not a domiciliary of Massachusetts, is absent from his state of domicile, or is ]physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy[, absence] or incapacity[,] shall be conclusive[, provided, however, that no vacancy shall remain unfilled for a period longer than six calendar months.]((.))

EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE

 SECTION 7. The death, declination, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

OWNERSHIP OF ASSETS OF THE TRUST

 SECTION 8. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust.

ARTICLE V

POWERS OF THE TRUSTEES

POWERS

 SECTION 1. The Trustees((,)) in all instances((,)) shall act as principals[,] and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. ((Except as otherwise provided herein or in the 1940 Act,)) [T]((t))he Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments [which]((that)) they, in their [uncontrolled ]discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in [the]((this)) Declaration of Trust or the Bylaws of the Trust, ((if any, ))the Trustees shall have power and authority:

 (a) To invest and reinvest cash and other property, and to hold cash or other property uninvested[,] without((,)) in any event((,)) being bound or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on((,)) and lease any or all of the assets of the Trust.

 (b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders.

 (c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.

 (d) To employ [a] ((one or more ))bank((s,)) [or ]trust compan[y]((ies, companies that are members of a national securities exchange, or other entities permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, ))as custodian((s)) of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.

 (e) To retain a transfer agent and Shareholder servicing agent, or both.

 (f) To provide for the distribution of interests of the Trust either through a [p]((P))rincipal [u]((U))nderwriter in the manner hereinafter provided for or by the Trust itself, or both.

 (g) To set record dates in the manner hereinafter provided for.

 (h) To delegate such authority as they consider desirable to any officers of the Trust and to any [agent,]((investment adviser, manager,)) custodian((,)) [or ]underwriter[.]((, or other agent or independent contractor.))

 (i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section 4[(b)] hereof.

 (j) To vote or give assent[,] or exercise any rights of ownership[,] with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.

 (k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.

 (l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered((,)) or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees[, subject in either case to proper safeguards according to the usual practice of Massachusetts trust companies or investment companies.]((.))

 (m) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article III[.](( and to establish Classes of such Series having relative rights, powers, and duties as the Trustees may provide consistent with applicable laws.))

 (n) To allocate assets, liabilities((,)) and expenses of the Trust to a particular Series ((or Class, as appropriate, ))or to apportion the same between or among two or more Series[,] ((or Classes, as appropriate, ))provided that any liabilities or expenses incurred by a particular Series ((or Class ))shall be payable solely out of the assets belonging to that Series as provided for in Article III.

 (o) To consent to or participate in any plan for the reorganization, consolidation((,)) or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.

 (p) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy((,)) including, but not limited to, claims for taxes.

 (q) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for.

 (r) To borrow money, and to pledge, mortgage, or hypothecate the assets of the Trust, subject to ((the ))applicable
[limitations]((requirements)) of the 1940 Act.

 (s) To establish, from time to time, a minimum total investment for Shareholders[,] and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder.

 (t) ((To operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations.))

 (((u) To interpret the investment policies, practices or limitations of any Series.))

 (((v) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.))

 [(t)](((w))) Notwithstanding any other provision hereof, to invest all of the assets of any [s]((S))eries in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company.

 ((The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.))

 ((The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust or any Series or Class thereof.))

 No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

TRUSTEES AND OFFICERS AS SHAREHOLDERS

 SECTION 2. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person of any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws[.]((, if any.))

ACTION BY THE TRUSTEES

 SECTION 3. ((Except as otherwise provided herein or in the 1940 Act, ))[T]((t))he Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting [of]((at which)) the Trustees[.](( are present in person.)) At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date((,)) and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone((, telefax,)) [or ]telegram((, or other electro-mechanical means)) sent to his home or business address at least twenty-four (((24) ))hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two (((72) ))hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust. ((Written consents or waivers of Trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by telefax or other electro-mechanical means.))

CHAIRMAN OF THE TRUSTEES

 SECTION 4. The Trustees may appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and accounting officer of the Trust.

ARTICLE VI

EXPENSES OF THE TRUST

TRUSTEE REIMBURSEMENT

 SECTION 1. Subject to the provisions of Article III, Section 5, the Trustees shall be reimbursed from the [t]((T))rust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust[,]((;)) interest expense, taxes, fees and commissions of every kind[,]((;)) expenses of pricing Trust portfolio securities[,]((;)) expenses of issue, repurchase and redemption of shares including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and qualifying the Trust and its Shares under Federal and [S]((s))tate laws and regulations[,]((;)) charges of custodians, transfer agents, and registrars[,]((;)) expenses of preparing and setting up in type prospectuses and [S]((s))tatements of [A]((a))dditional [I]((i))nformation[,]((;)) expenses of printing and distributing prospectuses sent to existing Shareholders[,]((;)) auditing and legal expenses[,]((;)) reports to Shareholders[,]((;)) expenses of meetings of Shareholders and proxy solicitations therefor[,]((;)) insurance expense[,]((;)) association membership dues((;)) and for such non-recurring items as may arise, including litigation to which the Trust is a party[,]((;)) and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses((,)) and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

ARTICLE VII

INVESTMENT ADVISER, PRINCIPAL[,] UNDERWRITER, AND TRANSFER AGENT

INVESTMENT ADVISER

 SECTION 1. Subject to a Majority Shareholder Vote, the Trustees may((,)) in their discretion ((and ))from time to time((,)) enter into an investment advisory or management contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical((,)) and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may((,)) in their discretion((,)) determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent, or Trustee to effect such purchases, sales((,)) or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales((,)) and exchanges shall be deemed to have been authorized by all of the Trustees.

 The Trustees may, subject to applicable requirements of the 1940 Act, ((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, ))including those relating to Shareholder approval, authorize the investment adviser to employ one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser.

PRINCIPAL UNDERWRITER

 SECTION 2. The Trustees may in their discretion from time to time enter into [(a)]((an exclusive or non-exclusive)) contract(s) ((on behalf of the Trust or any Series or Class thereof ))providing for the sale of the Shares, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may((,)) in their discretion((,)) determine not inconsistent with the provisions of this Article VII[,] or of the Bylaws, if any[;]((.)) [and s]((S))uch contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

TRANSFER AGENT

 SECTION 3. The Trustees may((,)) in their discretion ((and ))from time to time((,)) enter into [a]((one or more)) transfer agency and Shareholder service contract((s)) whereby the other party shall undertake to furnish the Trustees with transfer agency and Shareholder services. [The]((Such)) contract((s)) shall be on such terms and conditions as the Trustees may((,)) in their discretion((,)) determine not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, if any. Such services may be provided by one or more entities.

PARTIES TO CONTRACT

 SECTION 4. Any contract of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the Bylaws, if any. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.

((PROVISIONS AND AMENDMENTS))

 SECTION 5. Any contract entered into pursuant to Sections 1 and 2 of this Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act((, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission)) ([including any amendments thereof ] or other applicable Act of Congress hereafter enacted)((,)) with respect to its continuance in effect, ((its amendment, ))its termination, and the method of authorization and approval of such contract or renewal thereof[, and no amendment to any contract, entered into pursuant to
Section 1 shall be effective unless assented to by a Majority Shareholder Vote.]((.))

ARTICLE VIII

SHAREHOLDERS' VOTING POWERS AND MEETINGS

VOTING POWERS

 SECTION 1. The Shareholders shall have power to vote [(i)](((a))) for the election of Trustees as provided in Article IV, Section 2[,
(ii)]((; (b))) for the removal of Trustees as provided in Article IV,
Section 3(d)[, (iii)]((; (c))) with respect to any investment advisory or management contract as provided in Article VII, ((Sections 1 and 5;
(d) with respect to any termination, merger, consolidation, reorganization, or sale of assets of the Trust or any of its Series or Classes as provided in Article XII, ))Section [1, (iv)]((4; (e))) with respect to the amendment of this Declaration of Trust as provided in
Article XII, Section 7[, (v)]((; (f))) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series shall not be entitled to bring any derivative or class action on behalf of any other Series of the Trust[,]((;)) and [(vi)](((g))) with respect to such additional matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws of the Trust, if any, or any registration of the Trust with the [Securities and Exchange] Commission [(the "Commission")] or any [S]((s))tate as the Trustees may consider desirable.

 On any matter submitted to a vote of the Shareholders, all [s]((S))hares shall be voted by individual Series, ((except as provided in the following sentence and ))except [(i)](((a))) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and [(ii)](((b))) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. ((The Trustees may also determine that a matter affects only the interests of one or more Classes of a Series, in which case, any such matter shall be voted on by such Class or Classes.)) A Shareholder of each Series ((or Class thereof ))shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) of such Series[,] ((or Class thereof ))on any matter on which such Shareholder is entitled to vote((,)) and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of ((the ))Trust((, if any,)) to be taken by Shareholders.

((MEETINGS))

 SECTION 2. The first Shareholders' meeting shall be held as specified in Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth (((1/10) ))of the outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as [the same may be amended from time to time,]((modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission,)) seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least fifteen (((15) ))days' notice of any meeting.

QUORUM AND REQUIRED VOTE

 SECTION 3. A majority of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series ((or Class ))shall vote as a Series[,] ((or Class ))then a majority of the aggregate number of Shares of that Series ((or Class)) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series[.](( or Class.)) Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required ((by applicable law or ))by any provision of this Declaration of Trust or the Bylaws, ((if any, ))a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series ((or Class)) shall vote as a Series[,] ((or Class, ))then a majority of the Shares of that Series ((or Class ))voted on the matter shall decide that matter insofar as that Series ((or Class ))is concerned. ((Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.))

ARTICLE IX

CUSTODIAN

APPOINTMENT AND DUTIES

 SECTION 1. The Trustees shall at all times employ a bank [or trust company]((, a company that is a member of a national securities exchange, trust company, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) having capital, surplus((,)) and undivided profits of at least two million dollars ($2,000,000), or such other amount [or such other entity] as shall be allowed by the Commission or by the 1940 Act, as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust[:]((, if any:))

(1) to hold the securities owned by the Trust and deliver the same upon written order or oral order, if confirmed in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;

(2) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and

(3) to disburse such funds upon orders or vouchers;
and the Trust may also employ such custodian as its agent:

(1) to keep the books and accounts of the Trust and furnish clerical and accounting services; and

(2) to compute, if authorized to do so[ by the Trustees], the Net
Asset Value of any Series ((or Class thereof ))in accordance with the provisions hereof;(( all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.))

[all upon such basis of compensation as may be agreed upon between the Trustees and the custodian. If so directed by a Majority Shareholder Vote, the custodian shall deliver and pay over all property of the Trust held by it as specified in such vote.]

 The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank((, a company that is a member of a national securities exchange,)) [or ]trust company[ organized]((, or other entity permitted)) under the [laws of the United States or one of the states thereof]((1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) [and ]having capital[ and]((,)) surplus((,)) and undivided profits of at least two million dollars ($2,000,000)((,)) or such other [person]((amount)) as [may]((shall)) be [permitted]((allowed)) by the Commission[,] or [otherwise in accordance with]((by)) the 1940 Act[ as from time to time amended.]((.))

[CENTRAL CERTIFICATE SYSTEM]

((CENTRAL DEPOSITORY SYSTEM))

 SECTION 2. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934[,] or such other person as may be permitted by the Commission[,] or otherwise in accordance with the 1940 Act[ as from time to time amended], pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities[,]((;)) provided that all such deposits shall be subject to withdrawal only upon the order of the Trust[.](( or its custodian, subcustodians, or other authorized agents.))

ARTICLE X

[DISTRIBUTIONS AND REDEMPTIONS]

((DISTRIBUTIONS, REDEMPTIONS AND DETERMINATION OF NET ASSET VALUE))

DISTRIBUTIONS

SECTION 1.

 (a) The Trustees may from time to time declare and pay dividends. The amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees.

 (b) The Trustees shall have ((the ))power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid dividends on Shares of a particular Series, from the assets belonging to that Series, which dividends, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that Series((, or Classes thereof,)) at the election of each Shareholder of that Series.

 ((The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans, or related plans as the Trustees shall deem appropriate.))

 (c) Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute ((a stock dividend ))pro rata among the Shareholders of a particular Series((, or Class thereof, ))as of the record date of that Series ((or Class ))fixed as provided in Article XII, Section 3[ hereof a "stock dividend."]((.))

REDEMPTIONS

 SECTION 2. In case any holder of record of Shares of a particular Series ((or Class of a Series ))desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may((,)) from time to time((,)) authorize, requesting that the Series purchase the Shares in accordance with this Section 2; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 3 hereof). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash ((or property ))from the assets of that Series((,)) and payment for such Shares ((less any applicable deferred sales charges and/or fees ))shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective.

DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS

 SECTION 3. The term "Net Asset Value" of any Series ((or Class ))shall mean that amount by which the assets of that Series[,] ((or Class ))exceed its liabilities, all as determined by or under the direction of the Trustees. Such value per Share shall be determined separately for each Series ((or Class ))of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations((,)) and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any [O]((o))rder of the Commission applicable to the Series. The Trustees may delegate any of its powers and duties under this Section 3 with respect to appraisal of assets and liabilities. At any time((,)) the Trustees may cause the value [par]((per)) Share last determined to be determined again in ((a ))similar manner and may fix the time when such redetermined value shall become effective.

SUSPENSION OF THE RIGHT OF REDEMPTION

 SECTION 4. The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify((,)) but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share existing after the termination of the suspension. ((In the event that any Series is divided into Classes, the provisions of this Section, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such Class.))

ARTICLE XI

LIMITATION OF LIABILITY AND INDEMNIFICATION

((LIMITATION OF LIABILITY))

 SECTION 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee((,)) or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of his office.

[INDEMNIFICATION]

((INDEMNIFICATION OF COVERED PERSONS))

SECTION 2.

 (a) Subject to the exceptions and limitations contained in Section
(b) below:

 (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit((,)) or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

 (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expense((s))" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

 (b) No indemnification shall be provided hereunder to a Covered
Person:

 (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office((;)) or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

 (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of his office,

 (A) by the court or other body approving the settlement;

 (B) by at least a majority of those Trustees who are neither
[i]((I))nterested [p]((P))ersons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

 (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

 (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer((,)) and shall inure to the benefit of the heirs, executors((,)) and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

 (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit((,)) or proceeding of the character described in [p]((P))aragraph (a) of this Section 2 may be paid by the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either [(a)](((i))) such Covered Person shall have provided appropriate security for such undertaking[,]((;)) [(b)](((ii))) the Trust is insured against losses arising out of any such advance payments((;)) or [(c)](((iii))) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

[SHAREHOLDERS]

((INDEMNIFICATION OF SHAREHOLDERS))

 SECTION 3. In case any Shareholder or former Shareholder of any Series of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators((,)) or other legal representatives or((,)) in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Series shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon.

ARTICLE XII

MISCELLANEOUS

[TRUST NOT A PARTNERSHIP]

((TRUST NOT A PARTNERSHIP, ETC.))

 SECTION 1. It is hereby expressly declared that a trust ((is created hereby ))and not a partnership[ is created hereby.]((, joint stock association, corporation, bailment, or any form of a legal relationship other than a trust.)) No Trustee hereunder shall have any power to ((personally ))bind [personally] either the Trust's officers or any Shareholder. All persons extending credit to, contracting with((,)) or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under such credit, contract((,)) or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present((,)) or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

TRUSTEE[']S((')) GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

 SECTION 2. The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice ((of ))counsel or other experts with respect to the meaning and operation ((of ))this Declaration of Trust, and subject to the provisions of
Section 1 of this Article XII and to Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

ESTABLISHMENT OF RECORD DATES

 SECTION 3. The Trustees may close the stock transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividend((s)), or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed or aforesaid.

[TERMINATION OF TRUST]

((DURATION; TERMINATION OF TRUST, A SERIES OR A CLASS; MERGERS, ETC.))

[Section 4.]

 [(a)]((SECTION 4.1. DURATION.)) [This]((The)) Trust shall continue without limitation of time((,)) but subject to the provisions of [sub-section (b) ]this [Section 4.]((Article XII.))

 [(b) Subject to a Majority Shareholder Vote of each Series affected by the matter or, if applicable, to a Majority Shareholder Vote of the Trust, the Trustees may]

 ((SECTION 4.2. TERMINATION OF THE TRUST, A SERIES OR A CLASS. (a) Subject to applicable Federal and state law, the Trust or any Series or Class thereof may be terminated (i) by Majority Shareholder Vote of the Trust, each Series affected, or each Class affected, as the case may be; or (ii) without the vote or consent of Shareholders by a majority of the Trustees either at a meeting or by written consent. The Trustees shall provide written notice to the affected Shareholders of a termination effected under clause (ii) above. Upon the termination of the Trust or the Series or Class.))

 [(i) sell and convey the assets of the Trust or any affected Series to another trust, partnership, association or corporation organized under the laws of any state which is a diversified open-end management investment company as defined in the 1940 Act, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest or stock of such trust, partnership, association or corporation; or]

 (((i) the Trust or the Series or Class shall carry on no business except for the purpose of winding up its affairs;))

 [(ii) at any time sell and convert into money all of the assets of the Trust or any affected Series.]

 (((ii) the Trustees shall proceed to wind up the affairs of the Trust or the Series or Class, and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series or Class thereof; collect its assets; sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust property or Trust property allocated or belonging to such Series or Class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind; discharge or pay its liabilities; and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer, or other disposition of all or substantially all the Trust property or Trust property allocated or belonging to such Series or Class (other than as provided in (iii) below) shall require Shareholder approval in accordance with
Section 4.3 below; and))

 [Upon making provision for the payment of all such liabilities in either (i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) ratably among the holders of the Shares of the Trust or any affected Series then outstanding.]

 (((iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or the remaining property of the terminated Series or Class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or Class according to their respective rights; and))

 [(c) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-section (b), the Trust or any affected Series shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.]

 (((b) after termination of the Trust or the Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Secretary of The Commonwealth of Massachusetts, as appropriate, an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease.))

 ((SECTION 4.3. MERGER, CONSOLIDATION, AND SALE OF ASSETS. Subject to applicable Federal and state law and except as otherwise provided in Section 4.4 below, the Trust or any Series thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or substantially all of the Trust property or Trust property allocated or belonging to such Series, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series, as the case may be. Any such merger, consolidation, sale, lease, or exchange shall be deemed for all purposes to have been accomplished under and pursuant to Massachusetts law.))

 ((SECTION 4.4. INCORPORATION; REORGANIZATION. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all of the Trust property or the Trust property allocated or belonging to such Series or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 4.4, the Trust or any Series thereof sells, conveys, or transfers substantially all of its assets to another entity or merges or consolidates with another entity.))

FILING OF COPIES, REFERENCES, AND HEADINGS

 SECTION 5. The original or a copy of this instrument and of each [d]((D))eclaration of [t]((T))rust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental [d]((D))eclaration of [t]((T))rust shall be filed by the Trustees with the Secretary of [t]((T))he Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental [d]((D))eclarations of [t]((T))rust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental [d]((D))eclaration of [t]((T))rust. In this instrument or in any such supplemental [d]((D))eclaration of [t]((T))rust, references to this instrument and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental [d]((D))eclaration of [t]((T))rust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

APPLICABLE LAW

 SECTION 6. The [t]((T))rust set forth in this instrument is made in [t]((T))he Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust[.]((, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions.))

AMENDMENTS

 SECTION 7. [If authorized by votes of the Trustees and a Majority Shareholder Vote, or by any larger vote which may be required by applicable law or this Declaration of Trust in any particular case, ]((Except as specifically provided herein, ))the Trustees [shall ]((may, without shareholder vote, ))amend or otherwise supplement this [instrument]((Declaration of Trust)) by making ((an amendment,)) a [d]((D))eclaration of [t]((T))rust supplemental hereto[, which thereafter shall form a part hereof, except that an amendment which shall affect the Shareholders of one or more Series but not the Shareholders of all outstanding Series shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each Series affected and no vote of Shareholders of a Series not affected shall be required.]((or an amended and restated Declaration of Trust.)) [Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote. Copies of the supplemental declaration of trust shall be filed as specified in Section 5 of this Article XII.] ((Shareholders shall have the right to vote (a) on any amendment that would affect their right to vote granted in Section 1 of Article VIII; (b) on any amendment that would alter the maximum number of Trustees permitted under
Section 6 of Article IV; (c) on any amendment to this Section 7; (d) on any amendment as may be required by law or by the Trust's registration statement filed with the Commission; and (e) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series or Classes shall be authorized by vote of the Shareholders of each Series or Class affected and no vote of shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, any amendment to Article XI shall not limit the rights to indemnification or insurance provided herein with respect to action or omission of Covered Persons prior to such amendment.))

FISCAL YEAR

 SECTION 8. The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, ((if any, ))provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

USE OF THE WORD "FIDELITY"

 SECTION 9. Fidelity Management & Research Company ("FMR") has consented to the use by any Series of the Trust of the identifying word "Fidelity" in the name of any Series of the Trust at some future date. Such consent is conditioned upon the employment of FMR ((or a subsidiary or affiliate thereof ))as investment adviser of each Series of the Trust. As between the Trust and itself, FMR controls the use of the name of the Trust insofar as such name contains the identifying word "Fidelity["].((")) FMR may from time to time use the identifying word "Fidelity" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations((,)) or businesses [which]((that)) it may manage, advise, sponsor or own or in which it may have a financial interest. FMR may require the Trust or any Series thereof to cease using the identifying word "Fidelity" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ FMR or a subsidiary or affiliate thereof as investment adviser.

((Provisions in Conflict with Law or Regulations))

 ((SECTION 10. (a) The provisions of this Declaration of Trust are severable, and, if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.))

(((b) If any provision of this Declaration Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.))

 IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this instrument [this 19th day of January, 1995.]((as of the date set forth above.))

[SIGNATURE LINES OMITTED]

EXHIBIT 2

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH [COMPANY ](FAR EAST) INC.
AND
FIDELITY SCHOOL STREET TRUST ON BEHALF OF
FIDELITY INTERNATIONAL BOND FUND

 AGREEMENT made this [26th]((____)) day of [February,]((_______,)) [1998,]((200_,)) by ((and between )) Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research [Company ](Far East) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity School Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity International Bond Fund (hereinafter called the "Portfolio").

 WHEREAS the Trust and the Advisor have entered into a Management
Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, [including]((and)) securities [issued in and]((of)) issuers located in such countries, and providing investment advisory services in connection therewith;

 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

 (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

 (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

 (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor[, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio [and]((and/or)) to [any]((the)) other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

 (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

 (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

 (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

 9.  Duration and Termination of Agreement; Amendments:

 (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until June [30,]((__,)) [1998]((200__)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

 (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio[, such consent on](( subject to)) the [part]((provisions)) of ((Section 15 of ))the [Portfolio to be authorized]((1940 Act, as modified by or interpreted)) by [vote]((any applicable order or orders)) of [a majority of ]the [outstanding voting securities of]((Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of,)) the [Portfolio.]((Commission.))

 (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

 (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust ((or other organizational document )) of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts[.]((, without giving effect to the choice of laws provisions thereof.))

 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 3

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH [COMPANY ](FAR EAST) INC.
AND
FIDELITY SCHOOL STREET TRUST ON BEHALF OF
FIDELITY NEW MARKETS INCOME FUND

 AGREEMENT made this [26th]((____)) day of [February]((______,)) [1998,]((200_,)) by ((and between ))Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research [Company ](Far East) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity School Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity New Markets Income Fund (hereinafter called the "Portfolio").

 WHEREAS the Trust and the Advisor have entered into a Management
Contract on behalf of ((the ))Portfolio, pursuant to which the Advisor [acts]((is to act)) as investment manager of the Portfolio; and

 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, [including]((and)) securities [issued in and]((of)) issuers located in such countries, and providing investment advisory services in connection therewith;

 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

 (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

 (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the ["](("))1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealer as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

 (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor[, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio [and]((and/or)) to [any]((the)) other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

 (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

 (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

 (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are ["](("))interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

 9.  Duration and Termination of Agreement; Amendments:

 (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until June 30, [1998]((200_)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

 (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio[, such consent on](( subject to)) the [part]((provisions of Section 15)) of the [Portfolio to be authorized]((1940 Act, as modified by or interpreted)) by [vote of a majority]((any applicable order or orders)) of the [outstanding voting securities of]((Securities and Exhange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of,)) the [Portfolio.]((Commission.))

 (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

 (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust ((or other organizational document ))of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 4

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH [COMPANY ](U.K.) INC.
AND
FIDELITY SCHOOL STREET TRUST ON BEHALF OF
FIDELITY INTERNATIONAL BOND FUND

 AGREEMENT made this [26th]((____)) day of [February,]((________,)) [1998.]((____.)) by ((and between )) Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research[ Company] (U.K.) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity School Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity International Bond Fund (hereinafter called the "Portfolio").

 WHEREAS the Trust and the Advisor have entered into a Management
Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, [including]and securities [issued in and]of issuers located in such countries, and providing investment advisory services in connection therewith;

 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

 (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

 (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

 (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor[, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio [and any]((and/or to the)) other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

 (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

 (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

 (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

 9.  Duration and Termination of Agreement; Amendments:

 (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until June 30, ((200__)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

 (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio[, such consent on](( subject to)) the [part]((provisions)) of ((Section 15 of ))the [Portfolio to be authorized]((1940 Act, as modified or interpreted)) by [vote]((any applicable order or orders)) of [a majority of ]the [outstanding voting securities of]((Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of)) the [Portfolio.]((Commission.))

 (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

 (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust ((or other organizational document ))of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts[.]((, without giving effect to the choice of laws provisions thereof.))

 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 5

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH [COMPANY ](U.K.) INC.
AND
FIDELITY SCHOOL STREET TRUST ON BEHALF OF
FIDELITY NEW MARKETS INCOME FUND

 AGREEMENT made this [26th]((____)) day of [February,]((________,)) [1998,]((200_,)) by ((and between )) Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research[ Company] (U.K.) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity School Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity New Markets Income Fund (hereinafter called the "Portfolio").

 WHEREAS the Trust and the Advisor have entered into a Management
Contract on behalf of ((the ))Portfolio, pursuant to which the Advisor [acts]((is to act)) as investment manager of the Portfolio; and

 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, [including]((and)) securities [issued in and]((of)) issuers located in such countries, and providing investment advisory services in connection therewith;

 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

 (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

 (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the(( ))"1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

 (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor[, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio [and]((and/or)) to [any]((the)) other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

 (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

 (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

 (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are ["](("))interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

 9.  Duration and Termination of Agreement; Amendments:

 (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until June 30, [1998]((200__)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

 (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio[, such consent on](( subject to)) the [part]((provisions of Section 15)) of the [Portfolio to be authorized]((1940 Act, as modified by or interpreted)) by [vote of a majority]((any applicable order or orders)) of the [outstanding voting securities of]((Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of,)) the [Portfolio.]((Commission.))

 (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

 (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust ((or other organizational document ))of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 6

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY INTERNATIONAL INVESTMENT ADVISORS
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY SCHOOL STREET TRUST ON BEHALF OF
FIDELITY INTERNATIONAL BOND FUND

 AGREEMENT [made]((AMENDED AND RESTATED as of)) this [1st]((____)) day of [August,]((________)) [1999]((200_)) by and between Fidelity
Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity International Investment Advisors, a Bermuda company with principal offices at Pembroke Hall, Pembroke, Bermuda (hereinafter called the "Sub-Advisor"); and Fidelity School Street Trust a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity International Bond Fund (hereinafter called the "Portfolio").

 WHEREAS the Trust and the Advisor have entered into a Management
Contract on behalf of the Portfolio, pursuant to which the Advisor [acts]((is to act)) as investment manager of the Portfolio; and

 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, [including]((and)) securities [issued in and](( of)) issuers located in such countries, and providing investment advisory services in connection therewith;

 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

 (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

 (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

 (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor[, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services [any]((the)) other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

 (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to: (i) 30% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment advice divided by the net assets of the Portfolio for that month. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

 (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 57% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 57% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

 (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

 9.  Duration and Termination of Agreement; Amendments:

 (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until June 30, ((200_)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

 (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio[, such consent on]((subject to)) the [part]((provisions)) of ((Section 15 of ))the [Portfolio to be authorized]((1940 Act, as modified by or interpreted)) by [vote]((any applicable order or orders)) of [a majority of ]the [outstanding voting securities of]((Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of,)) the [Portfolio.]((Commission.))

 (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

 (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust ((or other organizational document ))of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts[.]((, without giving effect to the choice of laws provisions thereof.))

 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 7

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY INTERNATIONAL INVESTMENT ADVISORS
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY SCHOOL STREET TRUST ON BEHALF
FIDELITY NEW MARKETS INCOME FUND

 AGREEMENT [made]((AMENDED AND RESTATED as of)) this [1st]((____)) day of [August, ]((________, 200_)) by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity International Investment Advisors, a Bermuda company with principal offices at Pembroke Hall, Pembroke, Bermuda (hereinafter called the "Sub-Advisor"); and Fidelity School Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity New Markets Income Fund (hereinafter called the "Portfolio").

 WHEREAS the Trust and the Advisor have entered into a Management
Contract on behalf of ((the ))Portfolio, pursuant to which the Advisor [acts]((is to act)) as investment manager of the Portfolio; and

 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, [including]((and)) securities [issued in and ]((of)) issuers located in such countries, and providing investment advisory services in connection therewith;

 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

 (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

 (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the ["](("))1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

 (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor[, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio [and]((and/or)) to [any]((the)) other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

 (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to: (i) 30% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment advice divided by the net assets of the Portfolio for that month. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

 (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 57% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 57% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

 (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are ["](("))interested persons of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

 9.  Duration and Termination of Agreement; Amendments:

 (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until June 30, ((200_)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

 (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio[, such consent on](( subject to)) the [part]((provisions)) of ((Section 15 of)) the [Portfolio to be authorized]((1940 Act, as modified by or interpreted)) by [vote]((any applicable order or orders)) of [a majority of ]the [outstanding voting securities of]((Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of,)) the [Portfolio.]((Commission.))

 (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

 (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust ((or other organizational document ))of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms ["](("))registered investment company," ["](("))vote of a majority of the outstanding voting securities," ["](("))assignment," and ["](("))interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 8

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED
AND
FIDELITY INTERNATIONAL INVESTMENT ADVISORS

 AGREEMENT made this [26th]((____)) day of [February]((________,)) [1998,]((200_,)) by ((and between ))Fidelity International Investment Advisors (U.K.) Limited, 27-28 Lovat Lane, London, England (hereinafter called the "U.K. Sub-Advisor") and Fidelity International Investment Advisors, a Bermuda company with principal offices at Pembroke Hall, Pembroke, Bermuda (hereinafter called the "Sub-Advisor").

 WHEREAS Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Advisor"), has entered into a Management Contract with Fidelity School Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust"), on behalf of Fidelity International Bond Fund (hereinafter called the "Portfolio"), pursuant to which the Advisor [acts]((is to act)) as investment advisor to the Portfolio, and

 WHEREAS, the Sub-Advisor has entered into a Sub-Advisory Agreement with the Advisor (the "Sub-Advisory Agreement") pursuant to which the Sub-Advisor, directly or through certain of its subsidiaries or other affiliated persons, shall provide investment advice or investment management and order execution services to the Portfolio, and

 WHEREAS the U.K. Sub-Advisor has personnel in Western Europe and has been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, [including]((and)) securities [issued and]((of)) issuers located outside of North America, principally in the U.K. and Europe.

 NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Sub-Advisor and the U.K.
Sub-Advisor agree as follows:

 1. Duties: The Sub-Advisor may, in its discretion, appoint the U.K. Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio, in connection with the Sub-Advisor's duties under the Sub-Advisory Agreement. The services and the portion of the investments of the Portfolio advised or managed by the U.K. Sub-Advisor shall be as agreed upon from time to time by the Sub-Advisor and the U.K. Sub-Advisor. The U.K. Sub-Advisor shall pay the salaries and fees of all personnel of the U.K. Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

 (a) INVESTMENT ADVICE: If and to the extent requested by the Sub-Advisor, the U.K. Sub-Advisor shall provide investment advice to the Sub-Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Sub-Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

 (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Sub-Advisor, the U.K. Sub-Advisor shall manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the U.K. Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the U.K. Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the U.K. Sub-Advisor may select. The U.K. Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the U.K. Sub-Advisor shall at all times be subject to the control and direction of the Sub-Advisor, the Advisor and the Trust's Board of Trustees.

 2. Information to be Provided to the Trust and the Advisor: The U.K. Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust, the Advisor, and the Sub-Advisor as the Trust's Board of Trustees, the Advisor or the Sub-Advisor may reasonably request from time to time, or as the U.K. Sub-Advisor may deem to be desirable.

 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the U.K. Sub-Advisor[, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the U.K. Sub-Advisor, which may include brokers or dealers affiliated with the Advisor, Sub-Advisor or U.K. Sub-Advisor. The U.K. Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio [and]((and/or)) to [any]((the)) other accounts over which the U.K. Sub-Advisor, the Sub-Advisor or Advisor exercise investment discretion. The U.K. Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the U.K. Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the U.K. Sub-Advisor and the Sub-Advisor have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 4.  Compensation:  The Sub-Advisor shall compensate the U.K.
Sub-Advisor on the following basis for the services to be furnished hereunder.

 (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the U.K. Sub-Advisor a monthly U.K. Sub-Advisory Fee. The U.K. Sub-Advisory Fee shall be equal to 110% of the U.K. Sub-Advisor's costs incurred in connection rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The U.K. Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor or Advisor, if any, in effect from time to time.

 (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the U.K. Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to 110% of the U.K. Sub-Advisor's costs incurred in connection rendering the services referred to in subparagraph (b) of paragraph 1 of this Agreement. The U.K. Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor or Advisor, if any, in effect from time to time.

 (c) PROVISION OF MULTIPLE SERVICES: If the U.K. Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the U.K. Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph
(b) of this paragraph 4.

 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the U.K. Sub-Advisor hereunder, by the Sub-Advisor under the Sub-Advisory Agreement or by the Advisor under the Management Contract with the Portfolio.

 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor, the Sub-Advisor or the U.K. Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor, the Sub-Advisor or the U.K. Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor, the Sub-Advisor or the U.K. Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

 7. Services to Other Companies or Accounts: The Services of the U.K. Sub-Advisor to the Sub-Advisor are not to be deemed to be exclusive, the U.K. Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the U.K. Sub-Advisor's ability to meet all of its obligations hereunder. The U.K. Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor, the Sub-Advisor or the Trust.

 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the U.K. Sub-Advisor, the U.K. Sub-Advisor shall not be subject to liability to the Sub-Advisor, the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

 9.  Duration and Termination of Agreement; Amendments:

 (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until June 30, [1998]((200_)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the U.K. Sub-Advisor, the Sub-Advisor and the Portfolio[, such consent on](( subject to)) the [part]((provisions)) of ((Section 15 of ))the[Portfolio to be authorized]((1940 Act, as modified by or interpreted)) by [vote]((any applicable order or orders)) of [a majority of ]the [outstanding voting securities of]((Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of,)) the [Portfolio.]((Commission.))

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor, the U.K. Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

 10. Limitation of Liability: The U.K. Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust ((or other organizational document ))of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the U.K. Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the U.K. Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts[.]((, without giving effect to the choice of laws provisions thereof.))

 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 9

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED
AND
FIDELITY INTERNATIONAL INVESTMENT ADVISORS

 AGREEMENT made this [26th]((____)) day of [February]((________,)) [1998,]((200_,)) by ((and between )) Fidelity International Investment Advisors (U.K.) Limited, 27-28 Lovat Lane, London, England (hereinafter called the "U.K. Sub-Advisor" and Fidelity International Investment Advisors, a Bermuda company with principal offices at Pembroke Hall, Pembroke, Bermuda (hereinafter called the "Sub-Advisor").

 WHEREAS Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Advisor"), has entered into a Management Contract with Fidelity School Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust"), on behalf of Fidelity New Markets Income Fund (hereinafter called the "Portfolio"), pursuant to which the Advisor [acts]((is to act)) as investment advisor to the Portfolio, and

 WHEREAS, the Sub-Advisor has entered into a Sub-Advisory Agreement with the Advisor (the "Sub-Advisory Agreement") pursuant to which the Sub-Advisor, directly or through certain of its subsidiaries or other affiliated persons, shall provide investment advice or investment management and order execution services to the Portfolio, and

 WHEREAS the U.K. Sub-Advisor has personnel in Western Europe and has been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, [including]((and)) securities [issued and]((of)) issuers located outside of North America, principally in the U.K. and Europe.

 NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Sub-Advisor and the U.K.
Sub-Advisor agree as follows:

 1. Duties: The Sub-Advisor may, in its discretion, appoint the U.K. Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio, in connection with the Sub-Advisor's duties under the Sub-Advisory Agreement. The services and the portion of the investments of the Portfolio advised or managed by the U.K. Sub-Advisor shall be as agreed upon from time to time by the Sub-Advisor and the U.K. Sub-Advisor. The U.K. Sub-Advisor shall pay the salaries and fees of all personnel of the U.K. Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

 (a) INVESTMENT ADVICE: If and to the extent requested by the Sub-Advisor, the U.K. Sub-Advisor shall provide investment advice to the Sub-Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Sub-Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

 (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Sub-Advisor, the U.K. Sub-Advisor shall manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the U.K. Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the U.K. Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the U.K. Sub-Advisor may select. The U.K. Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the U.K. Sub-Advisor shall at all times be subject to the control and direction of the Sub-Advisor, the Advisor and the Trust's Board of Trustees.

 2. Information to be Provided to the Trust and the Advisor: The U.K. Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust, the Advisor, and the Sub-Advisor as the Trust's Board of Trustees, the Advisor or the Sub-Advisor may reasonably request from time to time, or as the U.K. Sub-Advisor may deem to be desirable.

 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the U.K. Sub-Advisor[, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the U.K. Sub-Advisor, which may include brokers or dealers affiliated with the Advisor, Sub-Advisor or U.K. Sub-Advisor. The U.K. Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio [and]((and/or)) to [any]((the)) other accounts over which the U.K. Sub-Advisor, the Sub-Advisor or Advisor exercise investment discretion. The U.K. Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the U.K. Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the U.K. Sub-Advisor and the Sub-Advisor have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 4.  Compensation:  The Sub-Advisor shall compensate the U.K.
Sub-Advisor on the following basis for the services to be furnished hereunder.

 (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the U.K. Sub-Advisor a monthly U.K. Sub-Advisory Fee. The U.K. Sub-Advisory Fee shall be equal to 110% of the U.K. Sub-Advisor's costs incurred in connection rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The U.K. Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor or Advisor, if any, in effect from time to time.

 (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the U.K. Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to 110% of the U.K. Sub-Advisor's costs incurred in connection rendering the services referred to in subparagraph (b) of paragraph 1 of this Agreement. The U.K. Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor or Advisor, if any, in effect from time to time.

 (c) PROVISION OF MULTIPLE SERVICES: If the U.K. Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the U.K. Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph
(b) of this paragraph 4.

 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the U.K. Sub-Advisory hereunder, by the Sub-Advisor under the Sub-Advisory Agreement or by the Advisor under the Management Contract with the Portfolio.

 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor, the Sub-Advisor or the U.K. Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor, the Sub-Advisor or the U.K. Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor, the Sub-Advisor or the U.K. Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

 7. Services to Other Companies or Accounts: The Services of the U.K. Sub-Advisor to the Sub-Advisor are not to be deemed to be exclusive, the U.K. Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the U.K. Sub-Advisor's ability to meet all of its obligations hereunder. The U.K. Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor, the Sub-Advisor or the Trust.

 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the U.K. Sub-Advisor, the U.K. Sub-Advisor shall not be subject to liability to the Sub-Advisor, the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

 9.  Duration and Termination of Agreement; Amendments:

 (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until June 30, [1998]((200_)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

 (b) This Agreement may be modified by mutual consent of the Advisor, the U.K. Sub-Advisor, the Sub-Advisor and the Portfolio[, such consent on](( subject to)) the [part]((provisions of Section 15 ))of the [Portfolio to be authorized]((1940 Act, as modified by or interpreted)) by [vote of a majority]((any applicable order or orders)) of the [outstanding voting securities of]((Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of,)) the [Portfolio.]((Commission.))

 (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

 (d) Either the Advisor, the Sub-Advisor, the U.K. Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

 10. Limitation of Liability: The U.K. Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust ((or other organizational document)) of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the U.K. Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the U.K. Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 10

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY INVESTMENTS JAPAN LIMITED
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY SCHOOL STREET TRUST ON BEHALF OF
FIDELITY INTERNATIONAL BOND FUND

 AGREEMENT [made]((AMENDED AND RESTATED as of)) this [1st]((____)) day of [August,]((________,)) [1999,]((200_,)) by and between Fidelity
Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Investments Japan Limited, a Japanese company with principal offices at Shiroyama JT Mori Building, 19th Floor, 3-1 Toranomon 4-chome, Minato-ku, Tokyo 105, Japan (hereinafter called the "Sub-Advisor"); and Fidelity School Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity International Bond Fund (hereinafter called the "Portfolio").

 WHEREAS the Trust and the Advisor have entered into a Management
Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

 WHEREAS the Sub-Advisor has been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

 (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

 (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the"1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

 (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

 (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to: (i) 30% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment advice divided by the net assets of the Portfolio for that month. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

 (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 57% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 57% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

 (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

 9.  Duration and Termination of Agreement; Amendments:

 (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until June 30, [2000]((200_)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

 (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio[, such consent on](( subject to)) the [part]((provisions of Section 15)) of the [Portfolio to be authorized]((1940 Act, as modified by or interpreted)) by [vote of a majority]((any applicable order or orders)) of the [outstanding voting securities of]((Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of ,)) the [Portfolio.]((Commission.))

 (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

 (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 11

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY INVESTMENTS JAPAN LIMITED
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY SCHOOL STREET TRUST ON BEHALF OF
FIDELITY NEW MARKETS INCOME FUND

 AGREEMENT [made]((AMENDED AND RESTATED as of)) this [1st]((____)) day of [August,]((________,)) [1999,]((200_)) by and between Fidelity
Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Investments Japan Limited, a Japanese company with principal offices at Shiroyama JT Mori Building, 19th Floor, 3-1 Toranomon 4-chome, Minato-ku, Tokyo 105, Japan (hereinafter called the "Sub-Advisor"); and Fidelity School Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity New Markets Income Fund(hereinafter called the "Portfolio").

 WHEREAS the Trust and the Advisor have entered into a Management
Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

 WHEREAS the Sub-Advisor has been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

 (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

 (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

 (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

 (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to: (i) 30% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment advice divided by the net assets of the Portfolio for that month. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

 (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 57% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 57% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

 (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

 9.  Duration and Termination of Agreement; Amendments:

 (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until June 30, [2000]((200_)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

 (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio[, such consent on](( subject to)) the [part]((provisions of Section 15)) of the [Portfolio to be authorized]((1940 Act, as modified by or interpreted)) by [vote of a majority]((any applicable order or orders)) of the [outstanding voting securities of]((Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of ,)) the [Portfolio.]((Commission.))

 (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

 (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 12

[TO BE UPDATED]

FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS

INVESTMENT  OBJECTIVE AND FUND  FISCAL YEAR END (A)  AVERAGE NET ASSETS  RATIO OF NET  ADVISORY FEES
                                                     (MILLIONS)(B)       TO AVERAGE NET ASSETS PAID
                                                                         TO FMR (C)

MUNICIPAL INCOME

Advisor Municipal Bond

 Class A                         12/31/97            $ 0.1               0.40%*

 Class B                         12/31/97             1.2                0.40*

 Class T                         12/31/97             4.6                0.40*

 Initial Class                   12/31/97             929.2              0.40*

 Institutional Class             12/31/97             1.2                0.40*

Spartan Intermediate             12/31/97             890.1              0.38
Municipal Income

Spartan Aggressive Municipal     12/31/97             885.9              0.40
Income

Spartan Insured Municipal        12/31/97             320.5              0.40
Income

Spartan Michigan Municipal       12/31/97             446.9              0.40
Income

Spartan Minnesota Municipal      12/31/97             291.0              0.40
Income

Spartan Ohio Municipal Income    12/31/97             378.8              0.40

Spartan Pennsylvania             12/31/97             262.7              0.55
Municipal Income

Spartan Massachusetts            1/31/98              1,151.8            0.39
Municipal Income

Spartan New York Municipal       1/31/98              445.9              0.55
Income

Spartan California Municipal     2/28/98              867.6              0.39
Income

Spartan Arizona Municipal        8/31/97              22.0               0.55
Income

Spartan Maryland Municipal       8/31/97              44.2               0.55
Income

Spartan Short-Intermediate       8/31/97              716.4              0.55
Municipal  Income

Advisor Municipal Income

 Class A                         10/31/97             1.9                0.39*

 Class B                         10/31/97             39.9               0.39

 Class T                         10/31/97             424.8              0.39

 Class C ((dagger))              10/31/98**           0.7                0.39

 Institutional Class             10/31/97             1.1                0.39*

Advisor Intermediate
Municipal Income

 Class A                         11/30/97             0.4                0.39*

 Class B                         11/30/97             7.5                0.39*

 Class T                         11/30/97             50.8               0.39*

 Class C                         11/30/97             0.0                0.39*

 Institutional Class             11/30/97             6.8                0.39*

Spartan Connecticut Municipal    11/30/97             332.2              0.55
Income

Spartan Florida Municipal        11/30/97             393.4              0.55
Income

Spartan Municipal Income         11/30/97            $ 1,829.4           0.39%

Spartan New Jersey Municipal     11/30/97             354.3              0.55
Income



(a) All fund data are as of the fiscal year end noted in the chart or as of May 31, 1998, if fiscal year end figures are not available.
(b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
((dagger)) The ratio of net advisory fees to average net assets paid to FMR represents the amount as of the prior fiscal year end. Updated ratios will be presented for each class of shares of the fund when the next fiscal year end figures are available.
* Less than a complete fiscal year

EXHIBIT 12

[TO BE UPDATED]

FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS
(A)

INVESTMENT  OBJECTIVE AND FUND   FISCAL YEAR END (A)  AVERAGE NET ASSETS  RATIO OF NET  ADVISORY FEES
                                                      (MILLIONS)(B)       TO AVERAGE NET ASSETS PAID
                                                                          TO FMR (C)

TAXABLE BOND

Advisor Intermediate Bond:
((pound))(#)((hollow diamond))

 Class A                          11/30/97             $2.1               0.44%

 Class B                          11/30/97             19.6               0.44

 Class T                          11/30/97             262.1              0.44

 Class C ((sunburst))             11/30/97             0.0                0.44

 Institutional Class              11/30/97             192.5              0.44

Institutional                     11/30/97             342.8              0.45
Short-Intermediate Government

Real Estate High Income           11/30/97             46.1               0.74

Advisor Emerging Markets
Income: ((epslon))(#)

 Class A                          12/31/97             1.3                0.69

 Class B                          12/31/97             22.3               0.69

 Class T                          12/31/97             92.2               0.69

 Class C ((sunburst))             12/31/97             0.0                0.69

 Institutional Class              12/31/97             3.6                0.69

Advisor Strategic Income:
((pound))(#)((hollow diamond))

 Class A                          12/31/97             1.7                0.59

 Class B                          12/31/97             45.5               0.59

 Class T                          12/31/97             110.6              0.59

 Class C                          12/31/97             0.3                0.59

 Institutional Class              12/31/97             6.2                0.59

Global Bond ((epslon))            12/31/97             92.5               0.69

New Markets Income ((rex-all))    12/31/97             386.4              0.69

Real Estate High Income II        12/31/97             73.9               0.74

Variable Insurance Products:

 High Income ((pound))

  Initial Class                   12/31/97             1,936.9            0.59

  Service Class ((sunburst))      12/31/97             0.0                0.59

Variable Insurance Products
II:

 Investment Grade Bond            12/31/97             262.9              0.44

U.S. Bond Index                   2/28/98              632.8              0.32*

Capital & Income ((pound))        4/30/98              2,144.9            0.59

Fidelity High Income ((pound))    4/30/98              2,412.2            0.80

Intermediate Bond ((pound))       4/30/98             $ 3,139.1           0.44%

Investment Grade Bond             4/30/98              1,617.5            0.44
((pound))

Short-Term Bond ((pound))         4/30/98              883.0              0.44

Spartan Government Income         4/30/98              275.9              0.60*

Spartan Short-Intermediate        4/30/98              72.8               0.65
Government

The North Carolina Capital
Management Trust:

 Term Portfolio                   6/30/98              71.0               0.35

Ginnie Mae ((pound))              7/31/98              863.5              0.42*

Government Income                 7/31/98              1,191.0            0.44

Intermediate Government           7/31/98              735.8              0.38*
Income ((pound))

Target Timeline Funds:
((pound))

 1999                             7/31/98              13.1               0.00*

 2001                             7/31/98              11.7               0.00*

 2003                             7/31/98              16.4               0.00*

Spartan Ginnie Mae                8/31/98              614.3              0.38*

Short-Intermediate Government     9/30/98              126.3              0.44

Spartan Investment Grade Bond     9/30/98              820.2              0.38*
((pound))

Spartan Short-Term Bond           9/30/98              316.3              0.38*
((pound))

Advisor Mortgage Securities:
((pound))(#)((hollow diamond))

 Class A                          10/31/98             0.8                0.44

 Class B                          10/31/98             4.0                0.44

 Class T                          10/31/98             14.6               0.44

 Institutional Class              10/31/98             21.3               0.44

 Initial Class                    10/31/98             471.0              0.44

Advisor Government
Investment:
((pound))((hollow diamond))

 Class A                          10/31/98             3.1                0.43

 Class B                          10/31/98             29.1               0.43

 Class T                          10/31/98             161.2              0.43

 Class C                          10/31/98             3.7                0.43

 Institutional Class              10/31/98             24.7               0.43

Advisor High Yield: ((pound))

 Class A                          10/31/98            $ 87.2              0.58%

 Class B                          10/31/98             823.9              0.58

 Class T                          10/31/98             2,481.8            0.58

 Class C                          10/31/98             71.0               0.58

 Institutional Class              10/31/98             117.4              0.58

Advisor Short Fixed-Income:
((pound))((hollow diamond))

 Class A                          10/31/98             6.5                0.44

 Class T                          10/31/98             336.8              0.44

 Class C                          10/31/98             2.0                0.44

 Institutional Class              10/31/98             6.5                0.44


(a) All fund data are as of the fiscal year end noted in the chart or as of October 31, 1998.
(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*). For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by (#).
((sunburst)) Average net assets for the period shown were less than
$100,000
((rex-all)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.)
L), with respect to the fund.
((epslon)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIIA, and FIIA (U.K.) L, with respect to the fund.
((pound)) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
((hollow diamond)) Fidelity Management & Research Company has entered into a sub-advisory agreement with Fidelity Investments Money Management, Inc., with respect to the fund.

Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.

----------------------------------------------------------------------

FIDELITY SCHOOL STREET TRUST:  FIDELITY INTERNATIONAL BOND FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter and [Third Agent], or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity School Street Trust: Fidelity International Bond Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on January 19, 2000 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date __________________________________
_______________________________________
_______________________________________

   Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

(451, 331, 368, 036 HH)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

----------------------------------------------------------------------

1.  To elect the nominees           [  ]FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     (1) Phyllis Burke Davis,     contrary below).
    (2) Ralph F. Cox, (3) Robert
    M. Gates, (4) Edward C.
    Johnson 3d, (5) Donald J.
    Kirk, (6) Peter S. Lynch,
    (7) William O. McCoy, (8)
    Gerald C. McDonough, (9)
    Marvin L. Mann, (10) Robert
    C. Pozen, (11) Thomas R.
    Williams, (12) [New
    Trustee].  (INSTRUCTION:  TO
    WITHHOLD AUTHORITY TO VOTE
    FOR ANY INDIVIDUAL
    NOMINEE(S), WRITE THE
    NAME(S) OF THE NOMINEE(S) ON
    THE LINE BELOW.)



______________________________________________________________________

2.  To ratify the selection of      FOR [  ]  AGAINST [  ]   ABSTAIN [ ]  2.
    PricewaterhouseCoopers LLP
    as independent accountants
    of the fund.

3.  To authorize the Trustees to    FOR [  ]  AGAINST [  ]   ABSTAIN [ ]  3.
    adopt an amended and
    restated Declaration of Trust.

4.  To approve an amended           FOR [  ]  AGAINST [  ]   ABSTAIN [ ]  4.
    sub-advisory agreement with
    Fidelity Management &
    Research (Far East) Inc. for
    the fund.

5.  To approve an amended           FOR [  ]  AGAINST [  ]   ABSTAIN [ ]  5.
    sub-advisory agreement with
    Fidelity Management &
    Research (U.K.) Inc. for the
    fund.

6.  To approve an amended           FOR [  ]  AGAINST [  ]   ABSTAIN [ ]  6.
    sub-advisory agreement with
    Fidelity International
    Investment Advisors for the
    fund.

7.  To approve an amended           FOR [  ]  AGAINST [  ]   ABSTAIN [ ]  7.
    sub-advisory agreement
    between Fidelity
    International Investment
    Advisors and Fidelity
    International Investment
    Advisors (U.K.) Limited for
    the fund.

8.  To approve an amended           FOR [  ]  AGAINST [  ]   ABSTAIN [ ]  8.
    sub-advisory agreement with
    Fidelity Investments Japan
    Limited for the fund.




GLO-PXC-1199                             cusip# 315910109 fund# 451 HH
NMI-PXC-1199                             cusip# 315910836 fund# 331 HH
FSN-PXC-1199                             cusip# 31638R303 fund# 368 HH
LIM-PXC-1199                             cusip# 31638R204 fund# 036 HH


Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.

----------------------------------------------------------------------

FIDELITY SCHOOL STREET TRUST:  FIDELITY STRATEGIC INCOME FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter and [Third Agent], or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity School Street Trust: Fidelity Strategic Income Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on January 19, 2000 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date __________________________________
_______________________________________
_______________________________________

  Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

(451, 331, 368, 036 HH)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

----------------------------------------------------------------------

1.  To elect the nominees           [  ]FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     (1) Phyllis Burke Davis,     contrary below).
    (2) Ralph F. Cox, (3) Robert
    M. Gates, (4) Edward C.
    Johnson 3d, (5) Donald J.
    Kirk, (6) Peter S. Lynch,
    (7) William O. McCoy, (8)
    Gerald C. McDonough, (9)
    Marvin L. Mann, (10) Robert
    C. Pozen, (11) Thomas R.
    Williams, (12) [New
    Trustee].  (INSTRUCTION:  TO
    WITHHOLD AUTHORITY TO VOTE
    FOR ANY INDIVIDUAL
    NOMINEE(S), WRITE THE
    NAME(S) OF THE NOMINEE(S) ON
    THE LINE BELOW.)



______________________________________________________________________

2.  To ratify the selection of      FOR [  ]  AGAINST [  ]  ABSTAIN [ ]  2.
    PricewaterhouseCoopers LLP
    as independent accountants
    of the fund.

3.  To authorize the Trustees to    FOR [  ]  AGAINST [  ]  ABSTAIN [ ]  3.
    adopt an amended and
    restated Declaration of Trust.



GLO-PXC-1199                             cusip# 315910109 fund# 451 HH
NMI-PXC-1199                             cusip# 315910836 fund# 331 HH
FSN-PXC-1199                             cusip# 31638R303 fund# 368 HH
LIM-PXC-1199                             cusip# 31638R204 fund# 036 HH


Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.

----------------------------------------------------------------------

FIDELITY SCHOOL STREET TRUST:  SPARTAN INTERMEDIATE MUNICIPAL INCOME
FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter and [Third Agent], or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity School Street Trust: Spartan Intermediate Municipal Income Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on January 19, 2000 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date __________________________________
_______________________________________
_______________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

(451, 331, 368, 036 HH)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

----------------------------------------------------------------------

1.  To elect the nominees           [  ]FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     (1) Phyllis Burke Davis,     contrary below).
    (2) Ralph F. Cox, (3) Robert
    M. Gates, (4) Edward C.
    Johnson 3d, (5) Donald J.
    Kirk, (6) Peter S. Lynch,
    (7) William O. McCoy, (8)
    Gerald C. McDonough, (9)
    Marvin L. Mann, (10) Robert
    C. Pozen, (11) Thomas R.
    Williams, (12) [New
    Trustee].  (INSTRUCTION:  TO
    WITHHOLD AUTHORITY TO VOTE
    FOR ANY INDIVIDUAL
    NOMINEE(S), WRITE THE
    NAME(S) OF THE NOMINEE(S) ON
    THE LINE BELOW.)



______________________________________________________________________

2.   To ratify the selection of      FOR [  ]  AGAINST [  ]  ABSTAIN [ ]  2.
     PricewaterhouseCoopers LLP
     as independent accountants
     of the fund.

3.   To authorize the Trustees to    FOR [  ]  AGAINST [  ]  ABSTAIN [ ]  3.
     adopt an amended and
     restated Declaration of Trust.

9.   To amend the fund's             FOR [  ]  AGAINST [  ]  ABSTAIN [ ]  9.
     fundamental investment
     objective and eliminate
     certain fundamental
     investment policies.

10.  To eliminate the fund's         FOR [  ]  AGAINST [  ]  ABSTAIN [ ]  10.
     fundamental 80% investment
     policy and adopt a
     comparable non-fundamental
     policy.

11.  To amend the fund's             FOR [  ]  AGAINST [  ]  ABSTAIN [ ]   11.
     fundamental investment
     limitation concerning
     diversification.




GLO-PXC-1199                             cusip# 315910109 fund# 451 HH
NMI-PXC-1199                             cusip# 315910836 fund# 331 HH
FSN-PXC-1199                             cusip# 31638R303 fund# 368 HH
LIM-PXC-1199                             cusip# 31638R204 fund# 036 HH

Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.

----------------------------------------------------------------------

FIDELITY SCHOOL STREET TRUST:  FIDELITY NEW MARKETS INCOME FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter and [Third Agent], or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity School Street Trust: Fidelity New Markets Income Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on January 19, 2000 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date __________________________________
_______________________________________
_______________________________________

   Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

(451, 331, 368, 036 HH)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

----------------------------------------------------------------------

1.  To elect the nominees           [  ]FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     (1) Phyllis Burke Davis,     contrary below).
    (2) Ralph F. Cox, (3) Robert
    M. Gates, (4) Edward C.
    Johnson 3d, (5) Donald J.
    Kirk, (6) Peter S. Lynch,
    (7) William O. McCoy, (8)
    Gerald C. McDonough, (9)
    Marvin L. Mann, (10) Robert
    C. Pozen, (11) Thomas R.
    Williams, (12) [New
    Trustee].  (INSTRUCTION:  TO
    WITHHOLD AUTHORITY TO VOTE
    FOR ANY INDIVIDUAL
    NOMINEE(S), WRITE THE
    NAME(S) OF THE NOMINEE(S) ON
    THE LINE BELOW.)



______________________________________________________________________

2.  To ratify the selection of      FOR [  ]  AGAINST [  ]   ABSTAIN [ ]  2.
    PricewaterhouseCoopers LLP
    as independent accountants
    of the fund.

3.  To authorize the Trustees to    FOR [  ]  AGAINST [  ]   ABSTAIN [ ]  3.
    adopt an amended and
    restated Declaration of Trust.

4.  To approve an amended           FOR [  ]  AGAINST [  ]   ABSTAIN [ ]  4.
    sub-advisory agreement with
    Fidelity Management &
    Research (Far East) Inc. for
    the fund.

5.  To approve an amended           FOR [  ]  AGAINST [  ]   ABSTAIN [ ]  5.
    sub-advisory agreement with
    Fidelity Management &
    Research (U.K.) Inc. for the
    fund.

6.  To approve an amended           FOR [  ]  AGAINST [  ]   ABSTAIN [ ]  6.
    sub-advisory agreement with
    Fidelity International
    Investment Advisors for the
    fund.

7.  To approve an amended           FOR [  ]  AGAINST [  ]   ABSTAIN [ ]  7.
    sub-advisory agreement
    between Fidelity
    International Investment
    Advisors and Fidelity
    International Investment
    Advisors (U.K.) Limited for
    the fund.

8.  To approve an amended           FOR [  ]  AGAINST [  ]   ABSTAIN [ ]  8.
    sub-advisory agreement with
    Fidelity Investments Japan
    Limited for the fund.




GLO-PXC-1199                             cusip# 315910109 fund# 451 HH
NMI-PXC-1199                             cusip# 315910836 fund# 331 HH
FSN-PXC-1199                             cusip# 31638R303 fund# 368 HH
LIM-PXC-1199                             cusip# 31638R204 fund# 036 HH